                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
         240.14a-12

                               LINDNER INVESTMENTS
                             (Name of Registrant as
                            Specified In Its Charter)

                                       N/A
                         (Name of Person(s) Filing Proxy
                    Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total Fee Paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

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         (4)  Date Filed:

[LINDER FUNDS LOGO]
--------------------------------------------------------------------------------

                                                                    May 17, 2001
Dear Fellow Lindner Fund Shareholder:

At Lindner Funds, we continue to devise strategies and implement changes to best serve our shareholders. Last year, for example, we announced important additions to the portfolio teams managing several of the Funds. At the same time, we were able to share with you the good news of our achieving "The Best Mutual Funds Web Site" award from the prestigious Web Marketing Association. Just recently, we announced the successful outsourcing of back-office services to Firstar, an established and experienced financial services support specialist. All of these decisions were designed to improve shareholder service and enhance portfolio management.

We continue to fashion an organization able to outsource critical tasks, whether investment management or shareholder servicing, to established experts. The following proposals are a continuation of these efforts. A special meeting of shareholders will be held for your Fund at 9:00 a.m., Eastern Time, on Friday, July 6, 2001, at the location noted on the enclosed proxy statement. To help you review the issues you are being asked to consider and approve, I would like to highlight the proposed changes.

THE ABILITY TO ATTRACT, SUPERVISE AND COMPENSATE QUALITY MANAGERS

The first change is a proposal to adopt a "manager-of-managers" style that will allow the Adviser to hire, terminate or replace a Subadviser for a Fund with the approval of your Board of Trustees but without incurring the time and cost of seeking shareholder approval. The Adviser will be able to move quickly to hire managers with demonstrated expertise in a particular asset class. In addition, Subadvisers will be evaluated for investment performance and market appeal. This is important during the interview and hiring process, as well as ongoing throughout the year.

The second change is a proposal to approve a new investment management agreement that will increase management fees payable to the Adviser for certain Funds (but not the Market Neutral or Money Market Funds) in order to enable the Adviser to provide quality portfolio management with Subadvisers. The management fees for each of the Lindner Funds have not been modified since each Fund was started. These fees support the compensation of portfolio managers and support staff, as well as the ever more complex technology and research needs. The proposed new fees will support these efforts, and more closely track the industry averages for each Fund's respective peer group.

12b-1 FEES WILL SERVE YOU


A third change is designed to attract additional shareholders, in order to spread expenses across a larger asset base. In today's investing world, mutual funds must be able to reach the broadest spectrum of investors. 12b-1 plans provide a method to reimburse financial intermediaries for their marketing and distribution expenses. Therefore, a maximum 12b-1 fee of 0.25% of average daily net assets for all shares of the Investor Class of Shares within the Lindner Funds is being proposed. Please note: this fee already is in place for the Institutional Share Class.


PROPOSED FEE INCREASES ARE MODEST


At current asset levels, the Adviser believes that the proposed management fee increases and the addition of 12b-1 fees (for the Investor Class) will represent an increase in total operating expenses of between 0.37% and 0.62% of a Fund's average net assets. In the Adviser's opinion, the new fees are essential to modernize the advisory and distribution functions supporting your investment.


FOR SPECIFIC FUNDS, WE ALSO PROPOSE THE FOLLOWING:
  SHAREHOLDERS OF LINDNER LARGE-CAP FUND AND LINDNER SMALL-CAP FUND Employ Current Managers Under a Sub-Advisory Relationship

I discussed above the proposed "manager-of-managers" style. Under this style, management teams will be employed as subadvisers rather than direct employees of Lindner Asset Management, as has been our past practice. The portfolio managers for the Large-Cap and Small-Cap Funds, each an investment professional from CastleArk Management, assumed these responsibilities with Lindner Asset Management last November. This proxy proposal would now allow the Adviser to employ the CastleArk Management firm as its subadviser, rather than employing only certain individuals. Beyond this change of structure, it will not impact the daily management or investment objectives and strategies of your Fund(s).

  SHAREHOLDERS OF LINDNER GOVERNMENT MONEY MARKET FUND
Employ Current Manager Under a New Sub-Advisory Contract


As a result of the assignment on May 2, 2001 by Firstar Bank, N.A. of its rights under the sub-advisory agreement then in effect with the Adviser to U.S. Bancorp Piper Jaffray Asset Management, Inc., ("PJAM") the shareholders of the Money Market Fund are being asked to approve a new sub-advisory agreement with PJAM. The investment personnel involved in the day-to-day management of the Fund on behalf of Firstar were also transferred to PJAM and are now employed by it. The new sub-advisory agreement has the same terms in all material respects as the previous sub-advisory agreement with Firstar Bank.

  SHAREHOLDERS OF LINDNER ASSET ALLOCATION FUND
Change the Asset Allocation Fund's Investment Objective

Since the Fund's inception in 1976 (known previously as the Lindner Dividend
Fund), an emphasis on current income rather than capital appreciation has been pursued. From the perspective of 25 years later, this approach does not appear to best serve shareholders looking for a core investment, nor does it aid portfolio managers in their efforts to manage such a portfolio. Your Trustees recommend a new investment objective for the Fund: "LONG TERM CAPITAL APPRECIATION WITH INCOME AS A SECONDARY INVESTMENT OBJECTIVE." If this objective is approved by you, the Asset Allocation Fund's name will change to "LINDNER GROWTH AND INCOME FUND," so as to better communicate the Fund's orientation, and possible role in an investor's portfolio. The Adviser believes these changes will not only serve current shareholders but position the Fund to attract new investors.
  SHAREHOLDERS OF LINDNER UTILITY FUND
Change the Utility Fund's Investment Objective from Income (with a focus on Utilities) to Long-Term Growth (with a focus on the broader Communications sector)

Utility funds have traditionally been conservative offerings with an emphasis on current income through dividends. In recent years the category has garnered less and less interest from investors, and exhibits only a limited potential for asset growth. Your Trustees recommend a new investment objective for the Fund:
"LONG-TERM CAPITAL APPRECIATION." If this objective is approved by you, the Fund's name will change to "LINDNER COMMUNICATIONS FUND." The broad-based communications industry represents a more contemporary sector of the equity market, one to which both sophisticated investors and their investment counselors typically look to make an appropriate allocation.

YOUR VOTE IS IMPORTANT!

Please vote by completing, signing and returning the enclosed proxy ballot to us immediately. Or if you choose, you may vote by telephone or through the Internet. Your prompt response will help avoid the cost of additional mailings.


If you have any questions, please call your Customer Service Representative at 1-888-709-0019, Monday through Friday, from 9:00 a.m. to 5:00 p.m., Central time.


                                            Sincerely,

                                            SIG DOUG T. VALASSIS
                                            Doug T. Valassis, Chairman

                              LINDNER INVESTMENTS

                     C/O FIRSTAR MUTUAL FUND SERVICES, LLC


                            615 EAST MICHIGAN STREET


                           MILWAUKEE, WISCONSIN 53202


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 6, 2001

To the Shareholders of Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of Lindner Investments, a Massachusetts business trust (the "Trust"), will be held at the offices of Dykema Gossett PLLC, 400 Renaissance Center, 23rd Floor, Detroit, Michigan 48243 on Friday, July 6, 2001, at 9:00 o'clock a.m., Eastern Time.

The Meeting will be held with respect to the Funds to consider and act upon the following proposals:

PROPOSAL 1

To approve or disapprove a proposal that would authorize Lindner Asset Management, Inc. (the "Adviser") to employ a "manager-of-managers" style, subject to supervision and approval of the Board of Trustees of the Trust, that will enable the Adviser to hire, terminate or replace investment Subadvisers for each Fund and to make material changes in a sub-advisory contract without shareholder approval (Investor and Institutional Shares of All Funds);


PROPOSAL 2
To approve or disapprove a new Investment Management Agreement between the Trust and the Adviser, that enables the Adviser to employ a "manager-of-managers" style, increases the management fee payable to the Adviser for certain Funds and eliminates the provision of administrative services by the Adviser for all Funds (Investor and Institutional Shares of All Funds);

PROPOSAL 3
To approve or disapprove a Distribution Plan pursuant to Rule 12b-1 for Investor Shares of certain Funds (Investor Shares only of All Funds except the Government Money Market Fund);

PROPOSAL 4
To approve or disapprove a new portfolio management (sub-advisory) agreement between Lindner Asset Management, Inc. and CastleArk Management, LLC, for the Large-Cap Fund (Investor and Institutional Shares of the Large-Cap Fund);

PROPOSAL 5
To approve or disapprove a new portfolio management (sub-advisory) agreement between Lindner Asset Management, Inc. and CastleArk Management, LLC, for the Small-Cap Fund (Investor and Institutional Shares of the Small-Cap Fund);

PROPOSAL 6
To approve or disapprove a new portfolio management (sub-advisory) agreement between Lindner Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management, Inc. for the Government Money Market Fund (Shares of the Government Money Market Fund);

PROPOSAL 7
To approve or disapprove an amendment to the investment objective of the Asset Allocation Fund (Investor and Institutional Shares of the Asset Allocation
Fund);

PROPOSAL 8
To approve or disapprove three separate proposals -- (a) to amend the investment objective of the Utility Fund, (b) to amend the investment subclassification of the Utility Fund, and eliminate a fundamental investment policy of the Utility Fund in order to permit it to be operated as a "non-diversified" mutual fund and
(c) to amend the fundamental investment policy of the Utility Fund regarding concentration in particular industries to eliminate the requirement that the Utility Fund invest at least 65% of its total assets in securities issued by Utilities (Investor Shares and Institutional Shares of the Utility Fund).

The Proposals are discussed in detail in the accompanying Proxy Statement. Only shareholders of record of the Funds at the close of business on May 1, 2001, the record date for the Meeting, shall be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR TRUSTEES HAVE UNANIMOUSLY RECOMMENDED THAT YOU VOTE FOR ALL PROPOSALS.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOU MAIL YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                            By order of the Board of Trustees,

                                            Robert L. Miller, Secretary
May 17, 2001

        YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY

                            PROXY VOTING INFORMATION

The enclosed proxy statement discusses important issues affecting your Lindner Fund. To make voting faster and more convenient for you, we are offering you the option of voting through the Internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail the proxy card.

To vote over the Internet:

     1. Read the Proxy Statement.


     2. Go to website indicated on your proxy card.


     3. Enter the control number shown on your proxy card.

     4. Follow the instructions on the website.

To vote by telephone:

     1. Read the Proxy Statement.

     2. Call the toll-free number shown on your proxy card.

     3. Enter the control number shown on your proxy card.

     4. Follow the recorded instructions.

Instructions for Executing the Proxy Card:

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to properly execute your proxy card.

     1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. Here are examples:

REGISTRATION/NAME                                  VALID SIGNATURE(S)
-----------------                                  ------------------
1.   ABC Corp. or                                  John Smith, Treasurer
     ABC Corp.
     c/o John Smith, Treasurer                     John Smith, Treasurer
2.   ABC Corp. Profit Sharing Plan                 Ann B. Collins, Trustee
     ABC Trust                                     Ann B. Collins, Trustee
     Ann B. Collins, Trustee
     u/t/d 12/28/78                                Ann B. Collins, Trustee
3.   Anthony B. Craft, Cust.
     f/b/o Anthony B. Craft, Jr., UGMA             Anthony B. Craft

                              LINDNER INVESTMENTS

                     C/O FIRSTAR MUTUAL FUND SERVICES, LLC


                            615 EAST MICHIGAN AVENUE


                           MILWAUKEE, WISCONSIN 53202


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                         LINDNER ASSET ALLOCATION FUND
                             LINDNER LARGE-CAP FUND
                             LINDNER SMALL-CAP FUND
                              LINDNER UTILITY FUND
                          LINDNER MARKET NEUTRAL FUND
                                      AND
                      LINDNER GOVERNMENT MONEY MARKET FUND
                           TO BE HELD ON JULY 6, 2001

                                  INTRODUCTION

GENERAL

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Lindner Investments, a Massachusetts business trust (the "Trust"), to be used at a Special Meeting of shareholders of each of Lindner Asset Allocation Fund ("Asset Allocation Fund"), Lindner Large-Cap Fund ("Large-Cap Fund"), Lindner Small-Cap Fund ("Small-Cap Fund"), Lindner Utility Fund ("Utility Fund"), Lindner Market Neutral Fund ("Market Neutral Fund") and Lindner Government Money Market Fund ("Money Market Fund") (each a "Fund," and collectively the "Funds") and at any adjournments (the "Meeting"), to be held on Friday, July 6, 2001, at 9:00 a.m., Eastern Time, at the offices of Dykema Gossett PLLC, 400 Renaissance Center, 23rd Floor, Detroit, Michigan 48243. Each Fund is a separate investment portfolio, or series, of the Trust.


The purposes of the Meeting for each Fund are set forth in the accompanying Notice of Special Meeting of Shareholders. This solicitation of proxies is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 17, 2001. Supplementary solicitations may be made by U.S. mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. Georgeson Shareholder Communications Inc. has been retained to assist in the solicitation of proxies at a fee estimated to be $55,000. The Trust has arranged to have votes recorded by telephone and through the Internet. If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Approximately 15% of the expenses in connection with preparing this Proxy Statement and its enclosures, of all solicitations and any other expenses relating to the matters to be presented to shareholders will be borne by U.S. Bancorp Piper Jaffray Asset Management, Inc., and the remaining expenses will be borne equally by the Trust and Lindner Asset Management, Inc. ("Lindner Asset Management" or the "Adviser"), provided that the Trust will not be required to pay more than $75,000 of such expenses. Brokerage firms and others will be reimbursed for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.


If the enclosed proxy card is executed and returned, or if you cast your vote by phone or through the Internet, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy card, by the Trust's receipt of a subsequent valid telephonic or Internet vote or by attending the Meeting and voting in person.

All shares represented by all valid proxies received by phone, by Internet or by mail will be voted at the Meeting in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted FOR approval of all Proposals. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions.


FOR A FREE COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2000, AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED DECEMBER 31, 2000, CALL 1-800-995-7777 OR WRITE TO LINDNER ASSET MANAGEMENT, INC., AT C/O FIRSTAR MUTUAL FUND SERVICES, LLC, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202. THESE REPORTS ARE ALSO AVAILABLE FROM THE TRUST'S INTERNET WEBSITE, WWW.LINDNERFUNDS.COM.


SUMMARY OF PROPOSALS REQUIRING A SHAREHOLDER VOTE


MATTER PRESENTED FOR VOTE AND PAGE              FUNDS AND CLASSES OF SHARES VOTING
----------------------------------              ----------------------------------
Proposal 1 (page 3):
  Approve a "Manager-of-Managers" style for     Investor and Institutional Shares of All
  the Adviser to employ and terminate           Funds
  Subadvisers without further shareholder
  approval
Proposal 2 (page 7):
  Approve a new Investment Management           Investor and Institutional Shares of All
  Agreement between the Trust and Lindner       Funds
  Asset Management, Inc. that enables the
  Adviser to employ a "manager-of-managers"
  style, increases the management fee payable
  to the Adviser for certain Funds and
  eliminates the provision of administrative
  services by the Adviser for all Funds
Proposal 3 (page 19):
  Approve a Distribution Plan pursuant to       Investor Shares of All Funds other than the
  Rule 12b-1 for Investor Shares of certain     Money Market Fund
  Funds
Proposal 4 (page 21):
  Approve a Sub-Advisory Contract with          Investor and Institutional Shares of the
  CastleArk Management, LLC, for the            Large-Cap Fund
  Large-Cap Fund
Proposal 5 (page 21):
  Approve a Sub-Advisory Contract with          Investor and Institutional Shares of the
  CastleArk Management, LLC, for the            Small-Cap Fund
  Small-Cap Fund
Proposal 6 (page 25):
  Approve a Sub-Advisory Contract with U.S.     Shares of the Government Money Market Fund
  Bancorp Piper Jaffray Asset Management
  Inc., for the Government Money Market Fund
Proposal 7 (page 29):
  Approve the amendment of the investment       Investor and Institutional Shares of the
  objective of the Asset Allocation Fund        Asset Allocation Fund

MATTER PRESENTED FOR VOTE AND PAGE              FUNDS AND CLASSES OF SHARES VOTING
----------------------------------              ----------------------------------
Proposal 8 (page 31):
  (A) Approve an amendment to the investment    Investor and Institutional Shares of the
  objective of the Utility Fund to change its   Utility Fund
  objective to long-term capital
  appreciation,
  (B) Approve an amendment to the investment
  subclassification of the Utility Fund and
  eliminate a fundamental investment policy
  of the Utility Fund to permit it to operate
  as a "non-diversified" fund, and
  (C) Approve an amendment to the fundamental
  investment policy of the Utility Fund
  eliminating the requirement that it
  concentrate its investments in securities
  issued by "Utilities".


BACKGROUND AND REASONS FOR THE PROPOSALS


During 1998, management of the Adviser became convinced that the structure and operations supporting the Lindner family of Funds could be enhanced for the benefit of the Trust's shareholders. As a first step to reinvigorate the funds, during the spring of 2000 the Adviser hired five experienced investment professionals based in Virginia Beach, Virginia, and Boston, Massachusetts. This group instituted new investment strategies and techniques, new portfolio analyses, comprehensive trading controls and in-depth research techniques.


Indeed, management of the Adviser and the Board of Trustees of the Trust (the "Board") are committed to fashioning an organization that is able to outsource many of the most critical tasks, whether investment management or shareholder servicing, to established experts. Earlier this year, the transfer agency and fund accounting services were outsourced to an established third-party vendor in order to improve the services available to Fund shareholders.

During the third and fourth quarters of 2000, a strategic re-evaluation of the Lindner family of Funds was undertaken by outside consultants, which included the product line and the distribution strategy, as well as implementation recommendations. From December 2000 through March 2001, the Adviser's management group, together with the Board and their independent counsel reviewed these recommendations at regular and special meetings called specifically for that purpose. At meetings of the Board of Trustees held on March 12 and April 30, 2001, the proposals described below were presented to the Trustees, and approved by the Board, including a majority of the independent Trustees.

                                   PROPOSAL 1
            TO AUTHORIZE THE ADVISER, SUBJECT TO THE SUPERVISION AND
           APPROVAL OF THE BOARD OF TRUSTEES OF THE TRUST, TO ADOPT A
          "MANAGER-OF-MANAGERS" STYLE THAT WILL ENABLE THE ADVISER TO
         HIRE, TERMINATE OR REPLACE INVESTMENT SUBADVISERS FOR A FUND,
            AND TO MAKE MATERIAL CHANGES IN A SUB-ADVISORY CONTRACT
                 FOR A FUND, ALL WITHOUT SHAREHOLDER APPROVAL.
 (TO BE VOTED ON BY HOLDERS OF INVESTOR AND INSTITUTIONAL SHARES OF ALL FUNDS)

WHAT AM I BEING ASKED TO APPROVE?

Proposal 1 would permit the Adviser to hire, terminate or replace investment Subadvisers for each Fund, and make material changes to a Sub-Advisory Contract for each Fund, without obtaining approval of the relevant

Fund's shareholders, but subject to the supervision and approval of the Board. THIS IS CALLED A "MANAGER-OF-MANAGERS" STYLE AND THE ADVISER INTENDS TO USE THIS MANAGEMENT STYLE IN THE FUTURE TO MANAGE EACH FUND. This proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive application filed with the Securities and Exchange Commission (the "SEC"), and will not become effective with respect to any particular Fund unless and until (1) the SEC has granted the relief requested in the exemptive application; (2) this proposal has been approved by the Fund's shareholders and
(3) Proposal 2 (relating to a new investment management agreement) has been approved by the Fund's shareholders.

HOW ARE THE FUNDS CURRENTLY MANAGED AND HOW WILL THEY BE MANAGED?

Currently, portfolio managers for the Lindner Funds are employed directly by the Adviser, and in that capacity they make the day-to-day investment decisions for the Asset Allocation, Large-Cap, Small-Cap, Utility and Market Neutral Funds. This management style has historically been the more common management style for mutual funds. As the mutual fund business has grown, there has been an increased willingness to separate fund distribution from fund portfolio management. Moreover, advisory firms no longer feel compelled to manage all fund portfolios using their own personnel. Rather, advisory firms are hiring other managers with proven capabilities to assume the day-to-day investment operations of a fund as a subadviser. These subadvisory relationships now are used to enhance product lines, since fund families no longer have to try to add value and outperform across every investment category on their own. The increasing popularity of subadvisory relationships has allowed for the growth of "virtual" fund groups.

The Adviser currently uses U.S. Bancorp Piper Jaffray Asset Management, Inc., as the interim Subadviser for the Government Money Market Fund and is proposing to continue this arrangement, subject to approval by the shareholders of that Fund. The Adviser is also proposing to use CastleArk Management, LLC, as a Subadviser for both the Large-Cap Fund and the Small-Cap Fund, subject to approval of the proposed Sub-Advisory Agreements for each Fund by the shareholders of that Fund (See Proposals 4, 5 and 6 below).


Lindner Asset Management seeks the approval of shareholders for the operation of their Fund in a "manager-of-managers" style. Although this style will be put into place for each Fund whose shareholders approve this Proposal and Proposal 2 (but only after the SEC has issued the requested exemptive order), the Adviser will not contract with new Subadvisers pursuant to this style unless and until the Board determines that a change in subadvisory arrangements is appropriate. In making this determination for a particular Fund, Lindner Asset Management intends to evaluate rigorously potential Subadvisers according to objective and disciplined standards that will be applied to evaluate a potential Subadviser's performance results over time, its style-specific investment strategies and its risk tolerance. Once selected, a Subadviser will be subject to on-going thorough monitoring and oversight; a Subadviser's activities and performance will be analyzed on a continuous basis, and will include a review of every aspect of the Subadviser's activities, from securities trading to complete organizational reviews.


Under the "manager-of-managers" style, the Adviser will:

     - continue to be responsible for analyzing economic and market trends;

     - formulate and continue the assessment of investment policies and recommend changes to the Board where appropriate;

     - provide general investment services to the Funds and, subject to Board and independent Trustees review and approval, will (i) set each Subadviser's overall investment strategies, (ii) monitor and evaluate Subadviser performance in light of selected benchmarks and the needs of each Fund, and (iii) oversee Subadviser compliance with each Fund's investment objectives, policies and restrictions, as well as with applicable laws and regulations;

     - evaluate potential new and replacement Subadvisers and recommend changes to the Board where appropriate; and

     - report to the Board and shareholders on the foregoing.

Under the supervision of the Adviser and the general oversight of the Board, each Subadviser in turn will be responsible for continuously managing a particular Fund's investment portfolio. It is anticipated that implementation of Proposal 1 will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for costly shareholder meetings in the future.

WHAT ROLE DOES THE SEC PLAY IN APPROVING PROPOSAL 1?

Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of investment Subadvisers to any Fund for which the Adviser acts or in the future will act as an investment adviser. The SEC has previously granted exemptions from the shareholder approval requirements under certain circumstances for mutual funds utilizing the "manager-of-managers" style. The Trust and the Adviser have applied for such an exemptive order. If the SEC approves the application of the Trust and the Adviser, and if shareholders approve Proposal 1, the Board would, without further shareholder approval, be able to appoint initial, additional or replacement Subadvisers. The Board would not, however, be able to replace Lindner Asset Management as the adviser without receiving shareholder approval, as required by the 1940 Act and applicable SEC regulations governing investment company advisory contracts. There can be no assurance that the requested SEC exemptive order will be granted.

The SEC has in the past required mutual funds seeking relief similar to that sought by the Trust and the Adviser to agree to the following conditions:

     - before a Fund may rely on the SEC exemptive order, the operations of the Fund under a "manager-of-managers" structure will be approved by that Fund's shareholders (approval of Proposal 1 will satisfy this requirement), and in the case of a new Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by the next condition below, the operation of that Fund under a "manager-of-managers" structure will be approved by the sole shareholder before offering shares of that Fund to the public;

     - the prospectus of each "manager-of-managers" Fund must disclose the existence, substance and effect of the SEC order, as well as contain prominent disclosure that the Adviser has ultimate responsibility for the investment performance of the "manager-of-managers" Fund due to its responsibility to oversee the Subadvisers and recommend its hiring, termination and replacement, and, in addition, each "manager-of-managers" Fund must hold itself out to the public as employing the "manager-of-managers" structure;

     - within 90 days of the hiring of a new investment Subadviser for a Fund or the implementation of any proposed change in a Sub-Advisory Contract, the Adviser will provide shareholders of each Fund with information about the new Subadviser that meets the applicable SEC proxy regulation requirements;

     - the Adviser will not enter into a Sub-Advisory Contract with any affiliated Subadviser (as defined in Section 2(a)(3) of the 1940 Act) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the particular Fund;

     - at all times, at least a majority of the Trust's Board will not be "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, and the nomination of new or additional independent Trustees will be placed within the discretion of the then existing independent Trustees;

     - when an investment Subadviser change is proposed for a Fund with an affiliated Subadviser, the Board, including a majority of the independent Trustees, must make a separate finding, reflected in the Board's minutes, that such change is in the best interests of a Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the affiliated Subadviser derives an inappropriate advantage;

     - the Adviser will provide general investment services to each Fund and, subject to Board and independent Trustees review and approval, will (i) set each Subadviser's overall investment strategies, (ii) recommend Subadvisers, (iii) monitor and evaluate Subadviser performance, and (iv) oversee Subadviser compliance with a Fund's investment objectives, policies and restrictions; and

     - no Trustee, director or officer of the Trust or the Adviser will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in an investment Subadviser except for (i) ownership of interests in the investment adviser or any entity that controls, is controlled by or is under common control with the investment adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Subadviser or an entity that controls, is controlled by or is under common control with a Subadviser.

If the SEC changes these conditions for granting the relief as requested by the Trust and the Adviser, or if the Order is granted with materially different conditions, the Trust will take appropriate action, which could include soliciting shareholders for re-approval of Proposal 1 in light of the new conditions.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THIS PROPOSAL?

The "manager-of-managers" proposal is intended to facilitate the efficient operation of those Funds with investment Subadvisers, afford the Trust increased management flexibility and allow the Adviser to perform to the fullest extent the principal functions the Trust is paying it to perform with respect to investment Subadvisers. Those functions typically include continuously monitoring the performance of the Subadvisers and, when necessary, recommending that the Board approve the replacement of a Subadviser or appoint an additional Subadviser, depending on the investment adviser's assessment of a Subadviser's performance and the probability of such investment Subadviser achieving a Fund's investment objectives. Under the current structure, significant time may be lost in securing the required shareholder votes to effect a manager change that has previously been recommended by the Adviser and deemed to be appropriate by the Board. In addition to the substantial time delay, there would also be significant costs incurred in soliciting shareholder votes. Thus, the Board believes that approval of Proposal 1 will benefit shareholders.

In determining to recommend approval of Proposal 1, the Board also took into account the following factors:

     - Subadvising in this style can quickly bring expertise in particular asset classes or investment objectives without having to train or educate existing portfolio managers of the Adviser;

     - The "manager-of-managers" style allows the Board of Trustees and the Adviser to change Subadvisers based on their evaluation of a Subadviser's track record and its reputation as a money manager for a particular asset class;


     - A well-known Subadviser can favorably affect sales and marketing for a particular Fund; and



     - An underperforming Subadviser can be terminated with relative ease compared with the process required to deal with full-time employees with long-term contracts and other types of benefits.


At a special Board meeting held on March 12, 2001, the Board, including a majority of the independent Trustees, approved the submission to shareholders of the proposed "manager-of-managers" style. Prior to the meeting each Trustee received materials discussing this type of management structure. At this meeting and at a previous meeting held on February 19, 2001, the Trustees attended a presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. The Trustees gave primary consideration to the fact that the new style would enable the Adviser, with approval of the Board, to hire Subadvisers and amend Sub-Advisory Contracts more efficiently and with less expense. The Board took into account the fact that the Adviser could not, without the prior approval of the Board, including approval by a majority of the independent Trustees, (1) appoint a new Subadviser, (2) terminate a Subadviser or (3) make material amendments to existing Sub-Advisory Contracts. Finally, the Board also considered that any selection of additional or replacement Subadvisers would have to comply with conditions contained in the SEC exemptive order, if it is granted.

WHEN WILL THIS PROPOSAL BE IMPLEMENTED?

If approved, the "manager-of-managers" style will be implemented as soon as practicable after receipt of the requested SEC exemptive order; however, as noted above, the "manager-of-managers" style will only be implemented for a Fund if the shareholders of that Fund have approved the Proposed Advisory Agreement described under Proposal 2 below for that Fund. If Proposal 2 is not approved for a particular Fund, the Adviser does not believe that it will have sufficient resources (i.e., advisory fees) to seek out and employ the high quality of Subadvisers that it intends to utilize under the "manager-of-managers" style. If the "manager-of-managers" style is implemented, the Adviser will seek out potential Subadviser candidates for the Asset Allocation, Utility and Market Neutral Funds (and for the Large-Cap Fund, the Small-Cap Fund and/or the Money Market Fund, if any or all of Proposals 4, 5 or 6 are not approved), and will negotiate with such candidates an appropriate Sub-Advisory Contract that will then be presented to the Board for approval. In the future, if Proposal 1 is approved, Trust will utilize the "manager-of-managers" style when it offers new funds that have a particular focus in terms of asset class, investment objective or investment strategies.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF PROPOSAL 1.

VOTE REQUIRED

SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON APPROVAL OF THIS PROPOSAL. APPROVAL OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF A FUND THAT ARE PRESENT AT THE MEETING IN PERSON OR REPRESENTED BY PROXY.

                                   PROPOSAL 2
                TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT

                       BETWEEN THE TRUST AND THE ADVISER

 (TO BE VOTED ON BY HOLDERS OF INVESTOR AND INSTITUTIONAL SHARES OF ALL FUNDS)

WHAT AM I BEING ASKED TO APPROVE?


Proposal 2 asks the shareholders of each Fund to approve a new investment management agreement (the "Proposed Advisory Agreement") between the Trust and the Adviser that will be applicable to each Fund. The Proposed Advisory Agreement, if approved by shareholders, will replace the separate advisory agreements (the "Current Advisory Contracts") currently in place for each Fund. The Board is asking you to vote on the Proposed Advisory Agreement because the Trust may enter into the Proposed Advisory Agreement only with shareholder approval. The Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A.


WHO IS THE FUNDS' INVESTMENT ADVISER?

The Funds are currently managed pursuant to separate investment advisory agreements for each Fund between the Trust and the Adviser. The Adviser became the investment adviser for each Fund on the date indicated in the following table. The table also sets forth the date that each Fund's shareholders last voted on the Current Advisory Contract and the purpose for such a vote. The date of each Current Advisory Contract for a Fund is the same date that the Adviser became the investment adviser for that Fund. Aside from a change in the performance benchmark for the Large-Cap Fund in 1998, none of the Current Advisory Contracts has been updated or amended.

                                                                   DATE ON WHICH THE CURRENT
                                         DATE ON WHICH               ADVISORY AGREEMENT WAS
                                    LINDNER ASSET MANAGEMENT      LAST SUBMITTED TO A VOTE OF
NAME OF FUND                           BECAME THE ADVISER       SHAREHOLDERS AND PURPOSE OF VOTE
------------                        ------------------------   ----------------------------------
Asset Allocation Fund                June 28, 1995             June 28, 1995; initial approval of
                                                               contract.
Large-Cap Fund                       June 28, 1995             November 6, 1998; approval of a
                                                               change in the index used to
                                                               measure the Adviser's performance.
Small-Cap Fund                       September 23, 1993        September 23, 1993; initial
                                                               approval of contract.
Utility Fund                         September 23, 1993        September 23, 1993; initial
                                                               approval of contract.
Market Neutral Fund                  September 23, 1993        September 23, 1993; initial
                                                               approval of contract.
Money Market Fund                    May 20, 1996              May 20, 1996; initial approval of
                                                               contract.

The Adviser is controlled by Valassis Irrevocable Trusts established for the benefit of Doug T. Valassis, D. Craig Valassis and their sister, Debra A. Lyonnais. The Adviser's address is 7711 Carondelet Avenue, Suite 700, St. Louis, MO 63105. As of April 10, 2001, these trusts together beneficially owned 65% of the voting stock of the Adviser. The Trustees of these trusts are Doug T. Valassis, D. Craig Valassis and Edward W. Elliott. Eric E. Ryback and trusts established for his children own the remaining 35% of the common stock of the Adviser. As shown below, Doug Valassis and Eric Ryback, who are Trustees and officers of the Trust, are also directors and/or officers of the Adviser, and Robert Miller, who is an officer of the Trust, is also an officer of the Adviser. The following table sets forth the name, address and principal occupation of each principal executive officer and director of the Adviser. The only purchase or sale of securities of the Adviser which has occurred since July 1, 1999, by any Trustee or officer of the Trust was the sale by Doug T. Valassis of 900 shares of common stock of the Adviser (6.5% of the outstanding shares of such stock) to the three Valassis Irrevocable Trusts on March 30, 2001, for the consideration of $1,250,520, which consideration was provided by the forgiveness of indebtedness owing by Mr. Valassis to the Valassis Irrevocable Trusts.

NAME AND ADDRESS              PRINCIPAL OCCUPATION                 POSITION(S) WITH THE ADVISER
----------------              --------------------                 ----------------------------
Doug T. Valassis              Chairman of the Adviser;             Director and Chairman
520 Lake Cook Road            Chairman of the Trust;
Suite 380                     President of Franklin
Deerfield, IL 60015           Enterprises, Inc., a private
                              investment firm owned by
                              members of Mr. Valassis'
                              family
Robert L. Miller              Vice President and Treasurer         Director and Secretary
520 Lake Cook Road            of Franklin Enterprises,
Suite 380                     Inc.; Vice President,
Deerfield, IL 60015           Treasurer and Secretary of
                              the Trust
D. Craig Valassis             Private investor and part            Director
39400 Woodward Avenue         owner of Franklin
Suite 270                     Enterprises, Inc.
Bloomfield Hills, MI 48304

NAME AND ADDRESS              PRINCIPAL OCCUPATION                 POSITION(S) WITH THE ADVISER
----------------              --------------------                 ----------------------------
Eric E. Ryback                Private investor                     Director and President
7343 Westmoreland
St. Louis, MO 63130

During the fiscal year ended June 30, 2000, and the six month period ended December 31, 2000, certain of the Funds paid brokerage commissions of $21,517 and $7,645, respectively (0.6% and 0.4% of total brokerage commissions paid by the Funds during such period, respectively), to Bemos Investments Advisers, LLC ("Bemos"), a broker that is an affiliated person of Doug T. Valassis, Chairman of the Trust and the Adviser. Mr. Valassis controls certain investment entities that own 85% of the voting securities of Bemos. All such payments were reviewed by the Board of Trustees at regular quarterly meetings and were determined to be in compliance with the requirements and conditions of Rule 17e-1 under the 1940 Act.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY CONTRACTS?


Under the Current Advisory Contracts, the Adviser, subject to the supervision of the Board and in conformance with the stated policies of the Funds, manages the investment and reinvestment of the assets of each Fund. The Current Advisory Contracts provide that, in fulfilling its responsibilities, the Adviser may hire a Subadviser with respect to any Fund. At present, the only Subadvisers that have been hired by the Adviser to provide investment management services are Firstar Bank, N.A., which acted as Subadviser for the Money Market Fund from May 20, 1996, until May 2, 2001, and U.S. Bancorp Piper Jaffray Asset Management, Inc., which is currently acting as interim Subadviser for the Money Market Fund. A new Sub-Advisory Contract for this Fund is being submitted for approval by shareholders of the Money Market Fund as Proposal 6 below.


Under each Current Advisory Contract, the Adviser provides each Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of each Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of trustees who are not "interested persons" of the Trust, other fees and commissions, expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing annual and semi-annual reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

The Current Advisory Contracts are renewable annually only if such continuance is specifically approved at least annually (i) by the Board of Trustees or the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act), and (ii) by the affirmative vote of a majority of independent Trustees by votes cast in person at a meeting called for such purpose. Each Current Advisory Contract provides that the Board or a majority of the outstanding voting securities of a Fund, or the Adviser may terminate the agreement upon 60 days' written notice without penalty. Each Current Advisory Contract terminates automatically in the event of its assignment.

HOW DOES THE PROPOSED ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY CONTRACTS?

The Proposed Advisory Agreement differs from the Current Advisory Contracts primarily by:

     - Granting authority for the Adviser to manage each Fund in a "manager-of-managers" style, as described in greater detail above;

     - Eliminating the provision of administrative services by the Adviser;

     - Establishing a contractual agreement by the Adviser to waive a portion of its management fee in order to limit Total Operating Expenses for each Fund to pre-determined maximums;

     - Setting new advisory fees for each Fund other than the Market Neutral Fund and the Money Market Fund; and

     - Eliminating the performance bonus/penalty fee for the Large-Cap Fund.

Each of these changes is discussed more fully below. Except for these changes, the terms of the Current Advisory Contracts and the Proposed Advisory Agreement are substantially similar, except for the effective date and the renewal date.

ADMINISTRATIVE SERVICES

The Current Advisory Contracts require the Adviser to provide or arrange for the provision of certain administrative services to each Fund. The Board proposes to separate the advisory services and the administrative services that the Adviser provides to each Fund, so that the provision of all administrative services is dealt with separately in an Administration Agreement. As a result, the Proposed Advisory Agreement eliminates the requirement that the Adviser provide administrative services. Instead, the administrative services to be provided by the Adviser are set forth in a new Administration Agreement, which you are not being asked to vote on. The Adviser recommended this separation of services to modernize and simplify each Fund's organization and operations and to create a structure that is in line with current industry practices.

The new Administration Agreement will provide that the Adviser will provide the following services in exchange for an annual fee (calculated daily and paid monthly) equal to 0.10% of the average net assets of each Fund to which the Administration Agreement applies:

     - Develop the Funds' expense budgets, determine the daily expense accruals and administer expense payments to vendors;

     - Calculate dividend distributions, administer the payment of dividends through the transfer agent and review year end tax reporting;

     - Assist auditors is preparation and filing of tax returns and in assuring compliance with applicable provisions of the Internal Revenue Code to qualify each Fund as a regulated investment company;

     - Develop valuation policies for the Trustees' approval and facilitate communication between portfolio managers and Fund accountants regarding pricing issues;

     - Prepare the Funds' financial statements and coordinate printing and distribution of reports, newsletters, proxy materials and other communications to shareholders;

     - Prepare financial information for inclusion in the Trust's registration statements, proxy statements and other shareholder reports;

     - Calculate, manage and monitor the use of Fund performance data;

     - Monitor trading compliance by employees and Subadvisers;

     - Monitor compliance with the 1940 Act and applicable SEC regulations;

     - Negotiate fees and contracts with service providers and vendors and monitor the performance of all service providers;

     - Assist independent accountants in the annual audit of the Trust's operations;

     - Prepare regular reports to the Board of Trustees and prepare materials for board meetings; and

     - Provide officers for the Trust and attend meetings and report to the Board as needed.

The initial term of the Administration Agreement will be two years, unless terminated prior to that date. The agreement is renewable year to year thereafter with respect to the Funds, but only as long as such continuance is specifically approved for the Funds by the Board at least annually.

During the fiscal year ended June 30, 2000, and the six month period ended December 31, 2000, the Trust paid the Adviser $90,808 and $31,687, respectively, as fees for administrative services to the Lindner Opportunities Fund and the Money Market Fund pursuant to separate Administration Agreements that the Trust has with the Adviser for such Funds. In addition, until February 19, 2001, the Adviser also served as transfer agent for all of the Lindner Funds, and the Trust paid the Adviser $556,935 and $287,719 in transfer agent fees for the fiscal year ended June 30, 2000, and for the six months ended December 31, 2000, respectively. Effective on February 19, 2001, Lindner Asset Management ceased to serve in this capacity, and the transfer agent function was assumed by Firstar Mutual Fund Services, LLC, which provides shareholders with access to a broader array of services.

EXPENSE REIMBURSEMENT AND FEE WAIVERS

The Proposed Advisory Agreement provides that for the fiscal years of the Trust ending June 30, 2002 and 2003, the Adviser will waive a portion of its annual advisory fee in order to assure that the Total Operating Expenses of each Fund (which include administrative expenses, transfer agent fees, fund accounting fees, shareholder servicing fees, Trustees' meeting fees, legal and accounting fees, postage, printing and mailing expenses and other types of office overhead, but do not include brokerage commissions) will not exceed the maximum amount (expressed as percentage of the Fund's average net assets) set forth in the table below. After July 1, 2003, the Adviser will be permitted to terminate this fee waiver, unless the Board decides to require that the Adviser agree to continue this fee waiver as a condition to the Board's approval of the extension of the Proposed Advisory Agreement beyond its initial two-year period (Board approval of any extension is required under the 1940 Act).

In addition to the fee waiver that is intended to control Total Operating Expenses of each Fund, because the Proposed Advisory Agreement is primarily intended to facilitate the implementation of the "manager-of-managers" style, the Advisor has also contractually agreed that it will waive that portion of its advisory fee for each Fund in excess of the management fee payable under the Current Advisory Contract for that Fund until such time as a qualified Subadviser has been engaged for that Fund and approved by the Board of Trustees.

The following chart sets forth the actual annual advisory fees paid by each Fund during the fiscal year ended June 30, 2000, the annual advisory fees proposed under the Proposed Advisory Agreement and the maximum amount of Total Operating Expenses that the Adviser has agreed to permit each Fund to incur, in each case as a percentage of average net assets of the Fund:

                                                   CURRENT FEE --                         PROPOSED
                                                  FISCAL YEAR ENDED                    MAXIMUM TOTAL
NAME OF FUND                                        JUNE 30, 2000     PROPOSED FEE   OPERATING EXPENSE*
------------                                      -----------------   ------------   ------------------
Asset Allocation Fund...........................        0.54%             0.70%             1.25%
Large-Cap Fund..................................        0.61%             0.80%             1.35%
Small-Cap Fund..................................        0.70%             0.95%             1.50%
Utility Fund....................................        0.70%             1.00%             1.55%
Market Neutral Fund.............................        1.00%             1.00%             2.18%
Money Market Fund...............................        0.15%             0.15%             0.50%

---------------


* As noted above, under the Proposed Advisory Agreement, the Adviser will contractually agree to waive a portion of its annual advisory fee in order to limit Total Operating Expenses of a Fund, on an annual basis, to the maximums stated above.


CURRENT COMPENSATION

The current fee structure for each Fund under the Current Advisory Contracts is as follows:

     Asset Allocation Fund. The current advisory agreement for the Asset Allocation Fund requires payment of a quarterly fee to the Adviser at the annualized rate of 0.7% of the average net assets of the Asset Allocation Fund not in excess of $50 million, 0.6% of the Asset Allocation Fund's average net assets in excess of $50 million and up to $200 million and 0.5% of the Asset Allocation Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Asset Allocation Fund's average net assets are calculated by dividing the sum of the Asset Allocation Fund's net assets at the beginning and end of each month in the fiscal quarter by six.

     Large-Cap Fund. The current advisory agreement for the Large-Cap Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Large-Cap Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Large-Cap Fund's investment performance compared with the investment record of the Russell 2000 Index (the "Index"). Investment performance of the Large-Cap Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Large-Cap Fund and the investment record of the Index, distributions of realized capital gains by the Large-Cap Fund, dividends paid by the Large-Cap Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Index, are treated as reinvested.

                        FEE SCHEDULE FOR LARGE-CAP FUND

                                                                            EXCESS
                                                 FIRST $50   NEXT $350    OVER $400
                                                  MILLION    MILLION OF   MILLION OF
                                                 OF ASSETS     ASSETS       ASSETS
                                                 ---------   ----------   ----------
IF THE LARGE-CAP FUND'S PERFORMANCE EXCEEDS THE
  INDEX BY:
  more than 12%................................     0.9%        0.8%         0.7%
  more than 6% but less than 12%...............     0.8%        0.7%         0.6%
  less than 6%.................................     0.7%        0.6%         0.5%
IF THE LARGE-CAP FUND'S PERFORMANCE FALLS BELOW
  THE INDEX BY:
  less than 6%.................................     0.7%        0.6%         0.5%
  more than 6% but less than 12%...............     0.6%        0.5%         0.4%
  more than 12%................................     0.5%        0.4%         0.3%

     The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Large-Cap Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Large-Cap Fund, if there is an increase or decrease in the Index of at least 6%. The Large-Cap Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by 24. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Large-Cap Fund's fiscal year.

     For both the Asset Allocation Fund and the Large-Cap Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1.5% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

     Small-Cap and Utility Funds. The current advisory agreements for the Small-Cap Fund and the Utility Fund require payment of a monthly fee to the Adviser equal to 1/12th of the sum of the products obtained by multiplying
     (i) the average daily net assets of each Fund not in excess of $50,000,000 by 0.7%; the average daily net assets of the applicable Fund in excess of $50,000,000 but not in excess of $200,000,000 by 0.6%; and the average daily net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, daily net assets of each Fund are averaged for each calendar month.

     Market Neutral Fund. The current advisory agreement for the Market Neutral Fund requires payment of a fee to the Adviser at the annual rate of 1.0% of the average daily net assets of this Fund, calculated and paid on a monthly basis.

     Money Market Fund. The current advisory agreement for the Money Market Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.15% of the Money Market Fund's average daily net assets.

PROPOSED COMPENSATION

The Proposed Advisory Agreement increases the fees paid to the Adviser over those fees payable under the Current Advisory Contracts for the Asset Allocation, Large-Cap, Small-Cap and Utility Funds. There is no increase in the advisory fee payable by the Market Neutral Fund or the Money Market Fund. The Proposed Advisory Agreement also eliminates the performance based fee in the Large-Cap Fund. The Board believes that a performance based fee is inconsistent with the proposed "manager-of-managers" style and the revised fee structure. The current performance based fee arrangement might encourage inappropriate investment risk taking.

The annual advisory fees payable under the Proposed Advisory Agreement (as a percentage of average net assets of the Fund) would be as follows:

NAME OF FUND                                                   FEE
------------                                                   ----
Asset Allocation Fund --
  First $500 million of assets..............................   0.70%
  Assets between $500 million and $1 billion................   0.65%
  Assets over $1 billion....................................   0.60%
Large-Cap Fund --
  First $500 million of assets..............................   0.80%
  Assets between $500 million and $1 billion................   0.75%
  Assets over $1 billion....................................   0.70%
Small-Cap Fund --
  First $500 million of assets..............................   0.95%
  Assets between $500 million and $1 billion................   0.90%
  Assets over $1 billion....................................   0.85%
Utility Fund --
  First $500 million of assets..............................   1.00%
  Assets between $500 million and $1 billion................   0.90%
  Assets over $1 billion....................................   0.85%
Market Neutral Fund --......................................   1.00%
Money Market Fund --........................................   0.15%

The following table sets forth (A) the actual advisory fees paid by the Funds during the fiscal year ended June 30, 2000, and the six-month period ended December 31, 2000 (before deducting any fee waivers or expense reimbursements noted in the footnotes), (B) the advisory fees that would have been paid by the Funds if the Proposed Advisory Agreement had been in place throughout those periods and (C) the difference between (A) and (B) as a percentage of (A).


                                                              (A)            (B)          (C)
NAME OF FUND                                               ACTUAL FEE   PRO FORMA FEE   % CHANGE
------------                                               ----------   -------------   --------
Asset Allocation Fund
  Fiscal year ended 6/30/2000............................  $2,336,767    $2,678,091       +15%
  Six months ended 12/31/2000............................   1,114,970     1,402,740       +26%
Large-Cap Fund
  Fiscal year ended 6/30/2000............................   3,286,518     4,900,391       +49%
  Six months ended 12/31/2000............................     782,850     1,229,434       +57%
Small-Cap Fund
  Fiscal year ended 6/30/2000............................     209,334       284,215       +36%
  Six months ended 12/31/2000............................     100,680       138,057       +37%
Utility Fund
  Fiscal year ended 6/30/2000............................     244,769       349,266       +43%
  Six months ended 12/31/2000............................     141,531       204,118       +44%
Market Neutral Fund
  Fiscal year ended 6/30/2000............................     178,317       178,317         0%
  Six months ended 12/31/2000............................     132,884       132,884         0%
Money Market Fund
  Fiscal year ended 6/30/2000............................      65,825        61,437(a)     -7%
  Six months ended 12/31/2000............................      28,095        22,476(a)     -8%


---------------

(a) Fee waiver would be required to maintain Total Operating Expenses at the agreed-upon maximum.

The Trust does not charge any fees to shareholders to buy or hold shares of any of the Funds. Specifically, the Trust does not charge any "front end" sales load (selling commission or fee) on initial purchases or reinvested dividends, any "back end" (deferred or contingent) sales load, any redemption fees, any exchange fees. The only shareholder fees that you may be required to pay are a wire transfer fee of $10 per transaction and a $15 fee for overnight delivery of checks, if you request such form of delivery.

The next table shows the actual operating expenses, as a percentage of average net assets of each Fund, incurred by the Investor Class of shares of each Fund during the fiscal year ended June 30, 2000, and the estimated pro forma expenses that would have been incurred had the Proposed Advisory Agreement, the new Administration Agreement, the new shareholder servicing plan described in Proposal 3, and the proposed Rule 12b-1 Plan described in Proposal 3 been in place throughout those periods (note that Proposal 3 does not affect the Money Market Fund):

                                                               FISCAL YEAR
                                                              ENDED JUNE 30,     ANNUAL
NAME OF FUND                                                       2000         ESTIMATED
------------                                                  --------------   -----------
                                                                 (ACTUAL)      (PRO FORMA)
                                                              --------------   -----------
Asset Allocation Fund --
  Investor Shares:
     Management fee.........................................       0.54%         0.70%
     12b-1 fee..............................................       0.00%         0.25%
     Other expenses*........................................       0.19%         0.30%
                                                                   ----           ----
          Total operating expenses..........................       0.73%         1.25%

                                                               FISCAL YEAR
                                                              ENDED JUNE 30,     ANNUAL
NAME OF FUND                                                       2000         ESTIMATED
------------                                                  --------------   -----------
                                                                 (ACTUAL)      (PRO FORMA)
                                                              --------------   -----------
  Institutional Shares:
     Management fee.........................................       0.54%         0.70%
     12b-1 fee..............................................       0.25%         0.25%
     Other expenses*........................................       0.19%         0.30%
                                                                   ----           ----
          Total operating expenses..........................       0.98%         1.25%
Large-Cap Fund --
  Investor Shares:
     Management fee.........................................       0.61%         0.80%
     12b-1 fee..............................................       0.00%         0.25%
     Other expenses*........................................       0.21%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       0.82%         1.35%
  Institutional Shares:
     Management fee.........................................       0.61%         0.80%
     12b-1 fee..............................................       0.25%         0.25%
     Other expenses*........................................       0.21%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       1.07%         1.35%
Small-Cap Fund --
  Investor Shares:
     Management fee.........................................       0.70%         0.95%
     12b-1 fee..............................................       0.00%         0.25%
     Other expenses*........................................       0.27%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       0.97%         1.50%
  Institutional Shares:
     Management fee.........................................       0.70%         0.95%
     12b-1 fee..............................................       0.25%         0.25%
     Other expenses*........................................       0.27%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       1.22%         1.50%
Utility Fund --
  Investor Shares:
     Management fee.........................................       0.70%         1.00%
     12b-1 fee..............................................       0.00%         0.25%
     Other expenses*........................................       0.23%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       0.93%         1.55%
  Institutional Shares:
     Management fee(a)......................................       0.70%         1.00%
     12b-1 fee..............................................       0.25%         0.25%
     Other expenses*........................................       0.23%         0.30%
                                                                   ----           ----
          Total Operating Expenses..........................       1.18%         1.55%
Market Neutral Fund --
  Investor Shares:
     Management fee.........................................       1.00%         1.00%
     12b-1 fee..............................................       0.00%         0.25%
     Other expenses*........................................       0.93%         0.93%
                                                                   ----           ----
          Total Operating Expenses..........................       1.93%         2.18%

                                                               FISCAL YEAR
                                                              ENDED JUNE 30,     ANNUAL
NAME OF FUND                                                       2000         ESTIMATED
------------                                                  --------------   -----------
                                                                 (ACTUAL)      (PRO FORMA)
                                                              --------------   -----------
  Institutional Shares:
     Management fee.........................................       1.00%         1.00%
     12b-1 fee..............................................       0.25%         0.25%
     Other expenses*........................................       0.93%         0.93%
                                                                   ----           ----
          Total Operating Expenses..........................       2.18%         2.18%
Money Market Fund --
     Management fee.........................................       0.15%          0.14%(a)
     12b-1 fee..............................................       0.00%          0.00%
     Other expenses*........................................       0.36%          0.36%
                                                                   ----           ----
          Total Operating Expenses..........................       0.51%          0.50%

---------------
* Pro forma operating expenses include estimated expenses to be incurred under the new Administration Agreement and the new Shareholder Servicing Plan described under Proposal 3 below.
(a) Fee waiver would be required to keep Total Operating Expenses at the agreed-upon maximum.

The following expense example illustrates the expenses on a $10,000 investment in the Funds, assuming that the Proposed Advisory Agreement (with the agreed-upon total expense limitations) is approved and that you invest for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's Total Operating Expenses remain the same:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Asset Allocation Fund --
  Investor Shares:
     Current expenses.......................................   $ 75     $233     $  406     $  906
     Pro forma expenses.....................................   $127     $397     $  686     $1,511
  Institutional Shares:
     Current expenses.......................................   $100     $312     $  542     $1,201
     Pro forma expenses.....................................   $127     $397     $  686     $1,511
Large-Cap Fund --
  Investor Shares:
     Current expenses.......................................   $ 84     $262     $  455     $1,014
     Pro forma expenses.....................................   $137     $428     $  739     $1,624
  Institutional Shares:
     Current expenses.......................................   $109     $340     $  590     $1,306
     Pro forma expenses.....................................   $137     $428     $  739     $1,624
Small-Cap Fund --
  Investor Shares:
     Current expenses.......................................   $ 99     $309     $  536     $1,190
     Pro forma expenses.....................................   $153     $474     $  818     $1,791
  Institutional Shares:
     Current expenses.......................................   $124     $387     $  670     $1,477
     Pro forma expenses.....................................   $153     $474     $  818     $1,791

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Utility Fund --
  Investor Shares:
     Current expenses.......................................   $ 95     $296     $  515     $1,143
     Pro forma expenses.....................................   $158     $490     $  845     $1,845
  Institutional Shares:
     Current expenses.......................................   $120     $375     $  649     $1,432
     Pro forma expenses.....................................   $158     $490     $  845     $1,845
Market Neutral Fund --
  Investor Shares:
     Current expenses.......................................   $196     $606     $1,042     $2,254
     Pro forma expenses.....................................   $221     $682     $1,169     $2,513
  Institutional Shares:
     Current expenses.......................................   $221     $682     $1,169     $2,513
     Pro forma expenses.....................................   $221     $682     $1,169     $2,513
Money Market Fund --
     Current expenses.......................................   $ 52     $164     $  285     $  640
     Pro forma expenses.....................................   $ 52     $164     $  285     $  640

The purpose of these examples is to assist you in understanding how various costs and expenses on investing in shares of the Funds will change as a result of the proposed new fees, Administration Agreement and proposed Rule 12b-1 Plan (See Proposal 3). The Funds' actual expenses and investment performance will vary from year to year and will result in expenses that may be higher or lower than those shown in the table above.

The Board is recommending an increase in the advisory fee rates so that each Fund's advisory fee better reflects the costs of managing the Funds. Since the inception of the Funds, the advisory fees had not been re-evaluated, and had not been adjusted to support the expertise and breadth of services required of a mutual fund today. Among other things, management fees cover the technology costs of portfolio management as well as the costs of research and analysis. They support the compensation of portfolio, research and support staff and the travel and other costs associated with securities research. The current advisory fees do not reflect these costs as borne out by an analysis of competitive fee levels. The proposed new fees will more closely track the industry averages for each Fund's respective peer group. Finally, when appropriate, the Adviser has agreed to waive a portion of its advisory fee that it would otherwise be entitled to if the Total Operating Expenses of any Fund exceed the designated maximum percentage.

OTHER CHANGES

If shareholders approve the Proposed Advisory Agreement, the agreement would also differ from the Current Advisory Contracts in the following ways:

     - Liability of the Adviser: The Proposed Advisory Agreement limits the Adviser's liability to the Fund so that no Fund shall be liable for the obligations of another Fund, and the liability of the Adviser to one Fund shall not automatically render the Adviser liable to any other Fund. The Board believes that this provision provides better protection of the Funds.

     - Use of Name: The Proposed Advisory Agreement provides that the Trust has the non-exclusive right to use the name "Lindner" to designate any current or future series of shares so long as the Adviser serves as investment manager or adviser to the Trust with respect to such series of Shares. The Current Advisory Contracts for the Utility, Small-Cap and the Market Neutral Funds contain similar provisions, but state that the Adviser reserves the right to require the Trust to (1) change the name of any of these Funds within 120 days following termination of the Current Advisory Contract for that Fund and (2) grant the use of the name "Lindner" as part of its name to any other investment company. Such provisions are eliminated in the Proposed Advisory Agreement.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THIS PROPOSAL?

At the request of the Adviser, the Board considered the Proposed Advisory Agreement at meetings held in person on February 19, 2001 and March 12, 2001. The independent Trustees also discussed approval of the Proposed Advisory Agreement with independent legal counsel at these meetings. In evaluating the Proposed Advisory Agreement, the Board of Trustees requested and received information from the Adviser to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the terms of the Proposed Advisory Agreement:

     - The nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser to provide investment management services;

     - The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by the independent consulting firm. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable Funds within the peer group selected by the independent consulting firm based on Lipper Analytical Services data and historic peer funds;


     - The Board reviewed information concerning the profitability of the Adviser's investment advisory and other activities;


     - The terms of the Proposed Advisory Agreement were reviewed in detail, and as a result of their review, the Board required that the Adviser contractually agree to waive a portion of the management fee it would otherwise be entitled to if the Total Operating Expenses of any Fund exceed, on an annual basis, the designated maximum percentages set forth above. The Board determined that the terms of the Proposed Advisory Agreement reflect the current environment in which competitive mutual funds operate, and that the Adviser should be given the best opportunity to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Funds and their shareholders to approve the Proposed Advisory Agreement. The Board reached its conclusion after careful discussion and analysis. In recommending that you approve the Proposed Advisory Agreement, the independent Trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent legal counsel that has been retained by the independent Trustees and paid for by the Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL THIS PROPOSAL BE IMPLEMENTED?


If approved by shareholders of a Fund, the Proposed Advisory Agreement will be effective for that Fund on or about August 1, 2001, or as soon as practicable thereafter; however, as noted above, the Adviser has agreed to waive that portion of its advisory fee for a Fund in excess of the management fee payable under the Current Advisory Contract for that Fund until such time as a qualified Subadviser has been engaged for that Fund and approved by the Board of Trustees (and by shareholders of a Fund, if necessary). If the "manager-of-managers" style is approved for a Fund and implemented, the Adviser will seek out potential Subadviser candidates for the Asset Allocation, Utility and Market Neutral Funds (and for the Large-Cap Fund, the Small-Cap Fund and/or the Money Market Fund, if any or all of Proposals 4, 5 and 6 are not approved), and will negotiate with such candidates an appropriate Sub-Advisory Contract that will then be presented to the Board for approval. If Proposal 2 is not approved for a particular Fund, then the existing Advisory Contract for that Fund will remain in effect and the "manager-of-managers" style will not be implemented for that Fund.


THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF PROPOSAL 2.

VOTE REQUIRED

SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON APPROVAL OF THIS PROPOSAL. APPROVAL OF PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THAT FUND, AS DEFINED IN THE 1940 ACT (A "1940 ACT MAJORITY"). A 1940 ACT MAJORITY MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF
(A) AT LEAST 67% OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES OF THE FUND. BROKER NON-VOTES ARE CONSIDERED "PRESENT" WHEN DETERMINING WHETHER 50% OF THE SHARES ARE "PRESENT" FOR PURPOSES OF CALCULATING IF A 1940 ACT MAJORITY HAS BEEN ACHIEVED.

                                   PROPOSAL 3
                TO APPROVE A DISTRIBUTION PLAN PURSUANT TO RULE
    12B-1 FOR INVESTOR SHARES OF ALL FUNDS OTHER THAN THE MONEY MARKET FUND (TO BE VOTED ON BY HOLDERS OF INVESTOR SHARES OF ASSET ALLOCATION, LARGE-CAP,
                  SMALL-CAP, UTILITY AND MARKET NEUTRAL FUNDS)

WHAT AM I BEING ASKED TO APPROVE?

The Board, including a majority of the independent Trustees, none of which has any direct or indirect financial interest in the proposed Plan, is asking holders of Investor Shares of the Asset Allocation, Large-Cap, Small-Cap, Market Neutral and Utility Funds to approve a Distribution Plan (the "Rule 12b-1 Plan") for the Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The SEC has interpreted the 1940 Act as providing that a Fund or a class of shares within a Fund may not finance, directly or indirectly, activities that are primarily intended to result in the sale of its own shares, unless a plan under Rule 12b-1 for that financing has been approved by the independent Trustees and the shareholders of that Fund or class. A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Exhibit B.

WHAT ARE THE TERMS OF THE PROPOSED RULE 12B-1 PLAN?

The proposed Rule 12b-1 Plan provides for payment of marketing expenses of up to 0.25% of net assets of this class of each Fund other than the Money Market Fund. Payments to the distributor in accordance with the Rule 12b-1 Plan would be made pursuant to a distribution agreement to be entered into by the Trust and the distributor. Any payments made by the distributor to other brokers or administrators with monies received as compensation under the Rule 12b-1 Plan would be made pursuant to sub-agreements entered into by the distributor and each such broker or administrator. The distributor would have the right to select, in its sole discretion, the brokers and administrators to participate in the Rule 12b-1 Plan and to terminate without cause and in its sole discretion any agreement entered into by the distributor and a broker or administrator.

The purpose of the Rule 12b-1 Plan is to attract additional shareholders into a Fund and thereby help increase the asset levels of each Fund. This in turn helps to reduce the expense ratios of a Fund to the extent that such expense ratios are affected by costs that are not tied to asset levels. This is accomplished by attracting the interest of the broadest spectrum of financial intermediaries in marketing shares of the Funds to the public. A Rule 12b-1 Plan provides a method of reimbursing such firms for their marketing and distribution expenses, including selling commissions that they offer to their financial consultants.

In addition, if the proposed Rule 12b-1 Plan is approved by holders of Investor Shares, the Board has approved a shareholder servicing plan that will permit each Fund to pay additional compensation of up to 0.10% of a Fund's average net assets held in accounts of certain brokers or administrators who sell shares of a Fund and who also agree to provide certain administrative support services to a Fund and its shareholders, such as maintaining an "omnibus" shareholder account and separate shareholder sub-accounts on the transfer agent's record-keeping system, distributing prospectuses, annual and semi-annual reports and proxy statements, processing shareholder purchase and redemption requests through the omnibus shareholder account, providing shareholders with necessary tax information for their personal tax returns, and similar activities. This shareholder servicing plan will be offered by the distributor only to those brokers and administrators that require this additional payment before they will agree to offer a Fund's shares to their clients. Your approval of this shareholder servicing plan is not required, and is not being requested.

HOW CAN THE RULE 12B-1 PLAN BE AMENDED OR TERMINATED?

All material amendments to the proposed Rule 12b-1 Plan must be approved by a vote of the Board and the independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. The Rule 12b-1 Plan may not be amended in order to materially increase the costs that a Fund may bear for distribution pursuant to the Rule 12b-1 Plan without being approved by the affirmative vote of a 1940 Act Majority of the shareholders that Fund. The proposed Rule 12b-1 Plan may be terminated with respect to a particular Fund at any time by: (a) a majority vote of the independent Trustees; or (b) the affirmative vote of a 1940 Act Majority of the shareholders of that Fund; or (c) by the distributor on 60 days' notice to a Fund.

WHEN WILL THE RULE 12B-1 PLAN GO INTO EFFECT AND HOW LONG WILL IT LAST? HOW IS THE DISTRIBUTOR EVALUATED?

If approved by shareholders, the Rule 12b-1 Plan will become effective on or about August 1, 2001, or as soon as practicable thereafter, and will remain in effect with respect to each Fund for a period of one year from its effective date. It may be continued thereafter if it is approved with respect to each Fund at least annually by a majority of the Trust's Board and a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on the continuance of the Rule 12b-1 Plan.

For so long as the Rule 12b-1 Plan remains in effect, the distributor must prepare and furnish to the Board on a quarterly basis, and the Board will review, a written report of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made. In addition, while the Rule 12b-1 Plan is in effect, the selection and nomination of independent Trustees will be at the discretion of the independent Trustees then in office.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THIS PROPOSAL?

In determining to recommend the adoption of the Rule 12b-1 Plan, the independent Trustees were advised by independent counsel and considered a variety of factors, including:

     - The nature of the circumstances making a Rule 12b-1 Plan appropriate;

     - The nature and amount of expenditures, the relationship of the expenditures to the overall cost structure of a Fund, the nature of the anticipated benefits and the time it will take for the benefits to be achieved;

     - The relationship between the Rule 12b-1 Plan and the activities of any person who finances or has financed distribution of the Fund's shares, including whether any payments by a Fund to such other person are made in such a manner as to constitute the indirect financing of the distribution by the Fund;

     - The possible benefits of the plan to any other person relative to those expected to inure to the Fund;

     - The effect of the Rule 12b-1 Plan on existing shareholders; and

     - Whether the Rule 12b-1 Plan will produce the anticipated benefits for the Funds and their shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT HOLDERS OF INVESTOR SHARES OF EACH FUND OTHER THAN THE MONEY MARKET FUND VOTE FOR THE APPROVAL OF PROPOSAL 3.

VOTE REQUIRED

SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON APPROVAL OF THIS PROPOSAL. APPROVAL OF THIS PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF A 1940 ACT MAJORITY.

                               PROPOSALS 4 AND 5
       TO APPROVE A SUB-ADVISORY CONTRACT WITH CASTLEARK MANAGEMENT, LLC,
                     FOR THE LARGE-CAP AND SMALL-CAP FUNDS
                     (TO BE VOTED ON BY HOLDERS OF INVESTOR
     AND INSTITUTIONAL SHARES OF THE LARGE-CAP FUND AND THE SMALL-CAP FUND)

WHAT AM I BEING ASKED TO APPROVE AND WHY?

The Trustees, including a majority of the independent Trustees, have approved, and recommend that the shareholders of the Large-Cap Fund and the Small-Cap Fund approve, a Sub-Advisory Contract for their particular Fund that will be entered into between Lindner Asset Management and CastleArk Management, LLC ("CastleArk"). Since November 20, 2000, several of the investment professionals of CastleArk have also been employed by the Adviser as portfolio managers for the Large-Cap Fund and the Small-Cap Fund. As a result of the management restructuring within the Adviser, and the proposed shift to a "manager-of-managers" style as described above in Proposal 1, the Trust and the Adviser desire to terminate the employment relationships with these individuals and establish a Subadvisory relationship in its place, for the reasons described under Proposal 1.

You are being asked to vote on Proposals 4 and 5 because Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of investment Subadvisers to any Fund.

This change will essentially move personnel from being employed by the Adviser to the status of employees of only the Subadviser. While it will not result in any material changes in the day-to-day operations of your Fund or the investment process used in managing your Fund, it will afford shareholders the benefit of the range of resources of the Subadviser in the day-to-day management of the Fund's investment activities. In addition, the transition will not cause any change to your Fund's investment objective or investment restrictions and policies.

WHO IS CASTLEARK AND WHO ARE ITS OWNERS AND INVESTMENT PROFESSIONALS?

CastleArk is an independent, employee-owned investment management company founded in January 1999 that is registered as an investment adviser under the Investment Advisers Act of 1940. CastleArk is owned primarily by Jerome A. Castellini and Edward A. Clark. Two of the directors of Lindner Asset Management (Doug T. Valassis and D. Craig Valassis) beneficially own 6.67% of the equity interests of CastleArk, and their sister beneficially owns an additional 3.33% of the equity interests of CastleArk. The offices of CastleArk are located at 101 North Wacker Drive, Chicago, Illinois 60606.

The primary business of CastleArk is the management of small to large-cap equity portfolios and investment grade bonds for institutions and individuals. Messrs. Castellini and Clark had previously spent the past 10 and 9 years, respectively, at the money management firm of Loomis Sayles Inc. Mr. Castellini was the Managing Partner of the Chicago Loomis Sayles office and was a member of that firm's Board of Directors. He was responsible for the firm's institutional growth products, and the Loomis Sayles Growth and Mid-Cap Growth mutual funds. Mr. Clark managed the Loomis Sayles Core Bond effort and served as the Chicago office manager. By the end of 1999, CastleArk's investment management team had expanded to include two other former Loomis Sayles managers and two small-cap growth managers formerly with First of America Bancorporation (which is now part of National City Corporation).


The key to CastleArk's investment style is the identification of a company's maturity with respect to its business cycle. CastleArk managers believe that at different stages of development companies respond differently to fundamental change. The "Life Cycle" investment process offers insight into the relationship between that change and the value of the stock.

The CastleArk Large Cap Growth Product is the successor to the Loomis Sayles large cap product that Jerome Castellini managed since 1989. Driven by the "Life Cycle" investment philosophy, the CastleArk team believes that all companies' earnings trends follow four distinct Life Cycle phases: Emerging, Consistent, Cyclical Growth and a Mature Phase. As growth investors, CastleArk managers believe that the phase a company is in plays the dominant role in the stock's current and future valuation. For example, companies in the Emerging Phase tend to be valued with price/earnings ratios that are at or below the expected future growth of the companies' earnings. In the Consistent Phase, the price/earnings ratio trades at a significant premium to the company's underlying growth. The Life Cycle approach provides a more accurate means of matching a company's fundamentals to its stock price behavior.

As fundamental investors, CastleArk managers build a universe of roughly 200 companies that they believe can sustain or accelerate their earnings growth over a 3- to 5-year period. It is important to them that companies demonstrate an ability to dominate their business. To accomplish this, companies are expected to be well managed and to have either a proprietary product or asset, or to have a particularly advantageous market position in their industry.

Once a growth company passes the dominant company test, it must prove itself attractive in CastleArk's proprietary valuation model. The valuation model utilizes the characteristics of each stock in their respective Life Cycle phase to determine a target price/earnings ratio. Stocks selling below their target price/earnings ratio are purchase candidates, stocks selling above this level are sale candidates.

Before a portfolio is assembled, the investment team screens the list of buy candidates to assess the aggregate risk of the stocks. In this phase CastleArk managers look at the Barra factor analysis for total and individual stock parameters so that the ideal position size can be established. With this in mind, a portfolio of roughly 50 stocks is built. Thereafter, the stocks are monitored daily for fundamental changes in earnings outlook, volatility, and valuation. If significant, adjustments are made to the positions.

The Small Cap growth investment process was developed by current CastleArk managers while they managed the First of America's Parkstone Small-Cap growth fund from 1989 to 1998. In this investment process, the universe of companies is typically confined to those in their earlier, "Emerging" growth phase. As a specialist in emerging growth companies, CastleArk's small-cap investment managers look for signs that the company can mature into a more consistent earnings growth phase. The keys to success for these companies are services or products with clear advantages over their competition, company management that can exploit those advantages, and growing markets for the products.

The table below lists the name, addresses, ages and principal occupations during the past five years for each of the executive officers and investment professionals of CastleArk.

NAME, ADDRESS AND AGE                       PRINCIPAL OCCUPATION (PAST 5 YEARS)
---------------------                       -----------------------------------
Jerome A. Castellini, 43        Managing Member of CastleArk, January 1999 to present;
101 North Wacker Drive          previously employed as a director and managing partner of
Chicago, Illinois 60606         Loomis Sayles & Co. a money management firm located in
                                Chicago, Illinois for more than five years.
Edward A. Clark, 43             Managing Member of CastleArk, January 1999 to present;
101 North Wacker Drive          previously employed as a director and managing partner of
Chicago, Illinois 60606         Loomis Sayles & Co. a money management firm located in
                                Chicago, Illinois for more than five years.
James H. Castellini, 42         Chief Operating Officer of CastleArk, June 1999 to present;
101 North Wacker Drive          previously employed as a certified public accountant with
Chicago, Illinois 60606         the firm of Smith & Just a public accounting firm located in
                                Seattle, Washington. Mr. Castellini is a certified public
                                accountant and an attorney. He is the brother of Jerome
                                Castellini.

NAME, ADDRESS AND AGE                       PRINCIPAL OCCUPATION (PAST 5 YEARS)
---------------------                       -----------------------------------
Scott S. Pape, 45               Vice President of CastleArk, March 1999 to present;
101 North Wacker Drive          previously employed as a Vice President of Loomis Sayles &
Chicago, Illinois 60606         Co., a money management firm located in Chicago, Illinois
                                for more than five years. Mr. Pape is a Chartered Financial
                                Analyst.
Robert S. Takazawa, Jr., 49     Vice President of CastleArk, August 1999 to present;
101 North Wacker Drive          previously employed as a Vice President of Loomis Sayles &
Chicago, Illinois 60606         Co., a money management firm located in Chicago, Illinois
                                for more than five years. Mr. Takazawa is a Chartered
                                Financial Analyst and a Chartered Investment Counselor.
Roger H. Stamper, 42            Vice President of CastleArk, November 1999 to present;
5136 Lovers Lane, Ste. 102      previously employed as President of Spyglass Asset
Portage, Michigan 49002         Management, a money management firm located in Portage,
                                Michigan, from May 1998 until October 1999, and as a
                                Managing Director of First of America Investment Corp., a
                                money management subsidiary of First of America
                                Bancorporation, Inc., for more than five years. Mr. Stamper is a Chartered Financial Analyst.
Stephen J. Wisneski, 50         Vice President of CastleArk, November 1999 to present;
5136 Lovers Lane, Ste. 102      previously employed as Chief Operating Officer of Spyglass
Portage, Michigan 49002         Asset Management, a money management firm located in
                                Portage, Michigan, from June 1998 until October 1999, and as a Managing Director of First of America Investment Corp., a
                                money management subsidiary of First of America
                                Bancorporation, Inc., for more than five years. Mr. Wisneski is a Chartered Financial Analyst.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY CONTRACTS?

The Sub-Advisory Contracts for each of the Large-Cap Fund and the Small-Cap Fund are attached to this Proxy Statement as Exhibits C and D, respectively. Each Sub-Advisory Contract provides that:

     - CastleArk, as Subadviser, will supervise and direct the investments of each Fund in accordance with the Fund's investment objective, including the selection of securities for the Funds to purchase, sell, convert or lend, and the selection of brokers through whom the Funds' portfolio transactions are executed;

     - CastleArk will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Contract relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duties;

     - The Sub-Advisory Contract will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Management Agreement between the Fund and Lindner Asset Management as described in Proposal 2 above;

     - The Sub-Advisory Contract may be terminated by the Fund, Lindner Asset Management or CastleArk on not more than 60 days' nor less than 30 days' written notice;

     - CastleArk will render periodic reports as the Board or Lindner Asset Management may request.

Under the terms of each Sub-Advisory Contract, CastleArk is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services to the Funds are not impaired or adversely affected.

Following the expiration of its initial two-year term, each Sub-Advisory Contract will continue in force and effect from year to year, provided that such continuance is approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and by the affirmative vote of a majority of the independent Trustees who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Under each Sub-Advisory Contract, as compensation for its services, the Adviser will pay CastleArk 50% of the fees paid to the Adviser by the Trust under the Proposed Advisory Agreement described in Proposal 2 above with respect to the Large-Cap Fund and the Small-Cap Fund.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THIS PROPOSAL?

At a meeting held on March 12, 2001, a majority of the Board, including a majority of the Trustees who are not parties to the Sub-Advisory Contracts or interested persons of any such party, approved the Sub-Advisory Contracts. The Board is recommending approval of both Sub-Advisory Contracts with CastleArk primarily for the purpose of obtaining quality investment management services.

In deciding to approve the Sub-Advisory Contracts with CastleArk, the Trustees received materials relating to the proposed agreements in advance of the meeting, had the opportunity to ask questions and request further information in connection with such consideration. The Trustees gave strong consideration to CastleArk's experienced and well-regarded management team and CastleArk's growth investing style.

In evaluating the Sub-Advisory Contracts, the Board took into account that under the "manager-of-managers" style, the Adviser will continue to be responsible for analyzing economic and market trends, formulating and continuing assessment of investment policies and recommending changes to the Board where appropriate, supervising compliance by CastleArk with each Fund's investment objective, policies and restrictions, as well as with laws and regulations applicable to the Funds, evaluating the performance of CastleArk as compared to certain selected benchmarks, pre-determined peer groups, evaluating potential additional or replacement Subadvisers and recommending changes to the Board where appropriate, and reporting to the Board and shareholders on the foregoing.

WHEN WILL THE SUB-ADVISORY CONTRACT TAKE EFFECT AND WHAT HAPPENS IF PROPOSALS 4 OR 5 ARE NOT APPROVED?

If approved, the Sub-Advisory Contracts for the Large-Cap Fund and the Small-Cap Fund will become effective on or about August 1, 2001, or as soon as practicable thereafter, and will expire on the second anniversary of their effective dates, unless renewed for an additional one year period prior to that date by the Board, including a majority of the independent Trustees, voting in person at a meeting duly called specifically for such purpose. In addition, if Proposals 4 and/or 5 are approved, the Adviser has recommended that Trust change the name of the Large-Cap Fund to "Large-Cap Growth Fund" and to change the name of the Small-Cap Fund to "Small-Cap Growth Fund" in order to reflect the management style of CastleArk. The Adviser does not anticipate that there will be any material changes in the investment strategies or policies of the either the Large-Cap Fund or the Small-Cap Fund.

In the event that the shareholders of either of the Large-Cap or Small-Cap Funds do not approve the proposed Sub-Advisory Contract for their Fund, the Adviser will continue to employ those individuals who are presently serving as portfolio managers for the Fund, and it will seek out another prospective Subadviser for that Fund and will attempt to negotiate an acceptable Sub-Advisory Contract with such alternative Subadviser. If Proposal 1 is approved by the shareholders of the Large-Cap or the Small-Cap Fund, any other Sub-Advisory Contract may be entered into without further shareholder approval, subject only to approval by the Board. If Proposal 1 is not approved by the shareholders of the Large-Cap or the Small-Cap Fund, the Board and shareholders of these Funds will be required to approve any alternative Sub-Advisory Contract.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE LARGE-CAP FUND VOTE FOR THE APPROVAL OF PROPOSAL 4 AND THAT SHAREHOLDERS OF THE SMALL-CAP FUND VOTE FOR THE APPROVAL OF PROPOSAL 5.

VOTE REQUIRED

SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON APPROVAL OF THESE PROPOSALS. APPROVAL OF THIS PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF A 1940 ACT MAJORITY.

                                   PROPOSAL 6
           TO APPROVE A SUB-ADVISORY CONTRACT WITH U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC., FOR THE MONEY MARKET FUND
         (TO BE VOTED ON BY HOLDERS OF SHARES OF THE MONEY MARKET FUND)

WHAT AM I BEING ASKED TO APPROVE AND WHY?

The Trustees, including a majority of the independent Trustees, have approved, and recommend that the shareholders of the Money Market Fund approve, a Sub-Advisory Contract for the Money Market Fund that will be entered into between Lindner Asset Management and U.S. Bancorp Piper Jaffray Asset Management, Inc. ("PJAM"), an indirect wholly-owned subsidiary of U.S. Bancorp, if approved by shareholders.


Until May 2, 2001, Firstar Bank, N.A. ("Firstar Bank"), a national bank with offices in Cincinnati, Ohio, was the Subadviser for the Money Market Fund. On that date, Firstar Bank assigned its rights under the subadvisory agreement then in effect with the Adviser to PJAM. The personnel involved in the day-to-day management of the Money Market Fund on behalf of Firstar Bank were also transferred to PJAM and are now employed by it. This assignment of Lindner's previous subadvisory agreement and the related transfer of personnel was a part of the overall strategy of U.S. Bancorp to comply with amendments to the federal securities laws governing investment advisers by transferring the advisory activities of all of its banking and non-banking subsidiaries (such as Firstar
Bank) to a company that is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended. This assignment of the previous subadvisory agreement with Firstar Bank caused an automatic termination of that agreement. To preserve the continuity of management for this Fund, which has enjoyed better-than-average performance results (when compared to money market funds of comparable size), on April 30, 2001, the Trustees approved an interim advisory agreement between the Adviser and PJAM that will remain in effect until the earlier of 150 days after the date of automatic termination of the previous sub-advisory contract with Firstar Bank or the date on which shareholders of the Money Market Fund approve the proposed Sub-Advisory Contract with PJAM. A copy of the proposed Sub-Advisory Contract is attached hereto as Exhibit E. THE NEW SUB-ADVISORY CONTRACT FOR THE MONEY MARKET FUND IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE PREVIOUS SUB-ADVISORY CONTRACT WITH FIRSTAR BANK AND THE INTERIM SUB-ADVISORY CONTRACT NOW IN EFFECT FOR UP TO 150 DAYS.


WHO IS PJAM AND WHO ARE ITS OWNERS AND INVESTMENT PROFESSIONALS?


U.S. Bancorp Piper Jaffray Asset Management, Inc. ("PJAM"), is a Delaware corporation that is wholly-owned by U.S. Bank, N.A., which in turn is wholly-owned by U.S. Bancorp. U.S. Bancorp is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp operates 7 banks and 11 trust companies with banking offices in 28 contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At March 31, 2001 on a pro forma combined basis, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $160 billion, consolidated deposits of more than $104 billion and shareholders' equity of more than $15 billion. Its shares of common stock are listed on the New York Stock Exchange and trade under the symbol USB. The offices of PJAM are located at 601 Second Avenue South, Minneapolis, Minnesota 55402.



PJAM provides investment management services to mutual funds, individuals and institutions, including corporations, foundations, pensions and retirement plans. As of May 1, 2001, PJAM and its affiliates served as investment adviser or subadviser to over 60 separate investment portfolios and institutional and trust managed accounts that had total assets in excess of $116 billion.


The interim Sub-Advisory Contract provides, and the proposed final Sub-Advisory Contract will provide, that the Fund's investment Subadviser will manage the Fund's investments on a day-to-day basis, subject to the supervision of the Adviser and the Board of Trustees and that the management fee of the subadviser will be paid by the Adviser. As compensation for its services, the Adviser has agreed to pay a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250 million of the Money Market Fund's average net assets and at an annual rate of 0.08% of the Money Market Fund's assets in excess of $250 million. This is the same fee rate as was paid to Firstar Bank under the previous subadvisory contract that was terminated on May 1, 2001.


PJAM is a newly-formed subsidiary of U.S. Bancorp, and as such does not have a history of managing any other mutual funds with investment objectives similar to that of the Money Market Fund. However, during the year ended December 31, 2000, the other affiliates of U.S. Bancorp whose advisory businesses have been transferred to PJAM served as the principal investment adviser for two other money market funds that have similar investment objectives to those of the Money Market Fund, the First American Government Obligations Fund and the Firstar U.S. Government Money Market Fund, with combined assets in excess of $1.9 billion at December 31, 2000. These two other money market funds pay annual investment management fees of 0.40% and 0.50%, respectively, of average net assets under management to PJAM. The U.S. Bancorp affiliates that previously served as investment advisers for these funds have historically set or agreed to total fee caps, such that the funds' actual annual management fees were lower than the management fees established by contract for their most recent fiscal years, these two other funds paid management fees of 0.34% and 0.31%, respectively.



Firstar Bank and its predecessor, Star Bank, N.A., have acted as the subadviser for the Money Market Fund since the commencement of its operations in 1996. The date of the previous sub-advisory contract with Firstar Bank was May 20, 1996, and this is the date when such subadvisory contract was last approved by the shareholders of the Money Market Fund (it did not need to be approved by shareholders of the Fund at any time after that date because the Board of Trustees annually approved the continuation of such subadvisory contract). The subadvisory fees paid by the Adviser to Firstar Bank during the Fund's most recently completed fiscal year ended June 30, 2000 were $44,884.



The table below lists the name, ages and principal occupations during the past five years for each of the directors, executive officers and selected investment professionals of PJAM.



          NAME, AGE AND ADDRESS                       PRINCIPAL OCCUPATION (PAST 5 YEARS)
          ---------------------                       -----------------------------------
Thomas S. Schreier, Jr., 38...............  CEO, President and Director, PJAM (March 2001 to
601 Second Avenue South                     present); CEO, First American Asset Management, a
Minneapolis, Minnesota 55402                division of U.S. Bank National Association ("FAAM")
                                            (1998 to present); CEO and President, Firstar Investment
                                            Management & Research Company, LLC ("FIRMCO"), (March
                                            2001 to May 2001); Senior Managing Director, Equity
                                            Research, U.S. Bancorp Piper Jaffray Inc., (1998);
                                            Senior Airline Equity Analyst and Equity Research
                                            Department Director, Credit Suisse First Boston (1996 to
                                            1998); Vice President, Finance, Northwest Airlines
                                            (1996).
Jean L. P. Brunel, 52.....................  Director, PJAM (April 2001 to present); Chief Investment
601 Second Avenue South                     Officer, Private Asset Management and FAAM (June 2000 to
Minneapolis, Minnesota 55402                present); Chief Executive Officer, Winter Capital
                                            Consulting (August 1999 to May 2000); Principal and
                                            Investment Consultant, Windermere Investment Associates
                                            (January 1999 to May 1999); Managing Director and Chief
                                            Investment Strategist, Private Client Group, J.P. Morgan
                                            & Co. Inc. (1994 to January 1999).
Kenneth L. Delecki, 42....................  CFO, Treasurer and Director, PJAM (March 2001 to
601 Second Avenue South                     present); Director, Business Performance, U.S. Bancorp
Minneapolis, Minnesota 55402                Piper Jaffray Inc. (September 2000 to March 2001);
                                            Independent Consultant, (May 1999 to September 2000);
                                            Managing Director, Financial Planning and Analysis,
                                            Northwest Airlines (September 1998 to May 1999);
                                            Independent Consultant (July 1997 to August 1998);
                                            Managing Director, Bossard Consultants (March 1992 to
                                            June 1997).

          NAME, AGE AND ADDRESS                       PRINCIPAL OCCUPATION (PAST 5 YEARS)
          ---------------------                       -----------------------------------
Walter E. Dewey, 40.......................  Director and Senior Portfolio Manager, PJAM (April 2001
777 East Wisconsin Avenue, Ste. 800         to present); Senior Portfolio Manager and Senior Vice
Milwaukee, Wisconsin 53202                  President, FIRMCO (1983 to May 2001).
Paul A. Dow, 50...........................  Director and Chief Investment Officer, PJAM (March 2001
601 Second Avenue South                     to present); President and Chief Investment Officer,
Minneapolis, Minnesota 55402                FAAM (1999 to present); Supervisor of Fixed Income
                                            Services, FIRMCO (March 2001 to May 2001); Vice
                                            President Investments, First American Funds (March 2000
                                            to present); Senior Vice President, FAAM (1998 to 1999);
                                            Chief Executive Officer, Piper Capital Management, Inc.
                                            (1997 to 1998); Senior Vice President, Piper Capital
                                            Management, Inc. (1989 to 1997).
John J. Gibas, 45.........................  Director and Director, Institutional Advisory Group,
601 Second Avenue South                     PJAM (April 2001 to present); Director, Institutional
Minneapolis, Minnesota 55402                Advisory Group, FAAM (December 1998 to present);
                                            Director, Institutional Sales/Marketing, Piper Capital
                                            Management, Inc. (August 1987 to December 1998).
Kimberly F. Kaul, 39......................  Director and Communications Director, PJAM (April 2001
601 Second Avenue South                     to present); Communications Director, FAAM (December
Minneapolis, Minnesota 55402                1998 to present); Communications Director, Piper Capital
                                            Management, Inc. (May 1991 to December 1998).
Robert H. Nelson, 37......................  Director and Chief Operating Officer, PJAM (April 2001
601 Second Avenue South                     to present); Senior Vice President, FAAM (December 1998
Minneapolis, Minnesota 55402                to present); Treasurer, First American Funds (March 2000
                                            to present); Senior Vice President, Piper Capital
                                            Management, Inc. (November 1994 to December 1998).
Jeffrey M. Squires, 30....................  Director and Chief Compliance Officer, PJAM (April 2001
777 East Wisconsin Avenue, Ste. 800         to present); Senior Vice President, Compliance and
Milwaukee, Wisconsin 53202                  Operations, FIRMCO (August 1996 to May 2001); Internal
                                            Auditor, Robert W. Baird & Co., Inc. (August 1995 to
                                            August 1996).
Peter O. Torvik, 46.......................  Director and Executive Vice President, PJAM (April 2001
601 Second Avenue South                     to present); Executive Vice President, FAAM (August 2000
Minneapolis, Minnesota 55402                to present); Vice President Marketing of First American
                                            Funds (September 2000 to present); President and
                                            Partner, DPG Group (January 1995 to July 2000).
Marian E. Zentmyer, 44....................  Director and Chief Equity Investment Officer, PJAM
777 East Wisconsin Avenue, Ste. 800         (April 2001 to present); Board Member and Chief Equity
Milwaukee, Wisconsin 53202                  Investment Officer, FIRMCO (November 1998 to May 2001);
                                            Senior Vice President and Senior Portfolio Manager,
                                            FIRMCO (1993 to November 1998).
James L. Chosy, 37........................  Chief Legal Officer and Secretary, PJAM (March 2001 to
601 Second Avenue South                     present); General Counsel and Managing Director, U.S.
Minneapolis, Minnesota 55402                Bancorp Piper Jaffray, Inc. (February 2001 to present);
                                            Vice President, Associate General Counsel, Secretary,
                                            US. Bancorp (November 1995 to present).
Joseph M. Ulrey, III, 43..................  Fixed Income Managing Director and Portfolio Manager,
601 Second Avenue South                     PJAM (May 2001 to present); Fixed Income Managing
Minneapolis, Minnesota 55402                Director and Portfolio Manager, FAAM (1991 to May 2001).

          NAME, AGE AND ADDRESS                       PRINCIPAL OCCUPATION (PAST 5 YEARS)
          ---------------------                       -----------------------------------
James D. Palmer, 36.......................  Fixed Income Director and Portfolio Manager, PJAM (May
601 Second Avenue South                     2001 to present); Fixed Income Director and Portfolio
Minneapolis, Minnesota 55402                Manager, FAAM (1992 to May 2001).
Jeffrey M. Plotnik, 31....................  Fixed Income Trader and Portfolio Manager, PJAM (May
601 Second Avenue South                     2001 to present); Fixed Income Trader and Portfolio
Minneapolis, Minnesota 55402                Manager, FAAM (December 1994 to present).
Michael L. Welle, 29......................  Fixed Income Trader and Portfolio Manager, PJAM (May
601 Second Avenue South                     2001 to present); Fixed Income Trader and Portfolio
Minneapolis, Minnesota 55402                Manager, FAAM (December 1992 to present).
Victoria L. Dehn, 44......................  Money Market Trader, PJAM (May 2001 to present); Fixed
601 Second Avenue South                     Income Trader, FAAM (1996 to present).
Minneapolis, Minnesota 55402



Under the proposed Sub-Advisory Contract with PJAM, all compensation payable to PJAM is to be paid by the Adviser and not by the Money Market Fund, and therefore the change in subadvisers from Firstar Bank to PJAM will have no effect on the amount of fees paid by the Money Market Fund for advisory services. The proposed Sub-Advisory Contract with PJAM is also identical to the previous sub-advisory contract with Firstar Bank in all other material respects. If approved by shareholders, the proposed Sub-Advisory Contract will continue in effect for an initial two-year term and will continue thereafter from year to year if specifically approved at least annually by a vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board of Trustees, and, in either event, the vote of a majority of the Trustees who are not parties to the contract or interested parties of any such party, cast in person at a meeting called for such purpose.


If the proposed new Sub-Advisory Contract is not approved by shareholders of the Money Market Fund, PJAM will not be permitted to receive any advisory fees while it serves as Subadviser for that Fund, and the Board of Trustees will be required to determine whether to engage another subadviser or attempt to obtain the required shareholder vote by means of a subsequent proxy solicitation.

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THIS PROPOSAL?

At a meeting held on April 30, 2001, the Board of Trustees unanimously voted to approve an interim Sub-Advisory Contract and the proposed Sub-Advisory Contract for the Money Market Fund and to recommend to shareholders of the Fund that they approve the new Sub-Advisory Contract. During its deliberations, the Board of Trustees had the assistance of legal counsel and was furnished with information regarding PJAM and its predecessors with respect to their performance as the investment adviser for other mutual funds with similar investment objectives to that of the Money Market Fund. In connection with its deliberations, the Board of Trustees considered the following:

     - That the transfer of subadvisory responsibilities to PJAM from Firstar Bank is not expected to result in any material change in the investment management style, investment personnel managing the Money Market Fund or the operations of the Money Market Fund.

     - That PJAM, as a wholly-owned subsidiary of U.S. Bancorp, is the successor to several related investment advisory businesses formerly operated by the banking and non-banking subsidiaries of U.S. Bancorp and its affiliates, and as such PJAM will be providing investment advisory services for corporate, charitable, governmental, institutional, personal trust and other clients and for mutual funds sponsored by the banking subsidiaries of U.S. Bancorp, which had in excess of $116 billion of assets under management as of March 31, 2001.


     - That PJAM and its predecessors have served as investment adviser to the Firstar Stellar Funds since 1988 and as adviser to the First American Funds since 1981, and they have many years of experience providing investment advisory services to fiduciary accounts, including two money market mutual funds with investment objectives similar to those of the Money Market Fund.

     - That the proposed Sub-Advisory Contract for the Money Market Fund, including the terms relating to the services to be provided and the fees and expenses payable by the Money Market Fund, is on the same terms as Firstar Bank's previous sub-advisory contract. The Board of Trustees noted that, in approving the continuation of the previous sub-advisory contract, it had considered a number of factors, including the nature and quality of services provided by Firstar Bank, the investment performance of the Money Market Fund itself and relative to that of competitive mutual funds, the investment management fees and expense ratios of the Money Market Fund and of competitive mutual funds and Firstar Bank's profitability from managing the Money Market Fund.

     - That U.S. Bancorp is a large, well-established financial institution with substantial resources and, as noted above, has committed to the continuance, without interruption, of services of the type and quality currently provided by Firstar Bank.

WHEN WILL THIS PROPOSAL BE IMPLEMENTED?

If approved, the new Sub-Advisory Contract with U.S. Piper Jaffray Asset Management, Inc., will become effective immediately, and the interim sub-advisory contract currently in effect will be terminated. As indicated above, the proposed new Sub-Advisory Contract is identical in all material respects to the interim sub-advisory contract.

THE BOARD OF TRUSTEES RECOMMENDS THAT HOLDERS OF SHARES OF THE MONEY MARKET FUND VOTE FOR THE APPROVAL OF PROPOSAL 6.

VOTE REQUIRED

APPROVAL OF THIS PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A 1940 ACT MAJORITY.

                                   PROPOSAL 7
         TO AMEND THE INVESTMENT OBJECTIVE OF THE ASSET ALLOCATION FUND
            (TO BE VOTED ON BY HOLDERS OF INVESTOR AND INSTITUTIONAL
                      SHARES OF THE ASSET ALLOCATION FUND)

WHAT AM I BEING ASKED TO APPROVE?

The Trustees recommend that you approve a change in the Asset Allocation Fund's investment objective. Shareholders must approve any change to the Fund's investment objective because the investment objective has been designated as "fundamental" under the 1940 Act. Pursuant to the 1940 Act, the Asset Allocation Fund operates pursuant to a stated investment objective. This objective guides the investment policies, restrictions, strategies and activities of the Asset Allocation Fund and limits its ability to invest in certain types of securities or engage in certain types of transactions. The Board and the Adviser want to change the investment objective of the Asset Allocation Fund to allow the Adviser to manage this Fund with an investment objective that the Adviser believes is more attractive to contemporary investors seeking wealth accumulation through long term capital appreciation, as opposed to current income. The Adviser believes that with a new investment objective it will be able to attract more investors through new distribution channels, thereby increasing the assets of the Fund. The proposed change in investment objective would mean that income would no longer be the primary component of the Asset Allocation Fund's objective, and that the Asset Allocation Fund would focus primarily on growth of capital over the long term.

WHAT ARE THE CURRENT AND PROPOSED INVESTMENT OBJECTIVE OF THE ASSET ALLOCATION FUND?

The current investment objective of the Asset Allocation Fund (which has not been amended since the inception of this Fund in 1976) is:

        "To produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Index or on passbook savings accounts, with capital appreciation as a secondary investment objective."

The Adviser believes that this investment objective is outmoded and unattractive to investors. Stocks in the Standard & Poor's 500 Stock Index provide a yield that is usually lower than that paid on passbook savings accounts, and such accounts also typically pay yields that are not attractive to modern investors. The Adviser would like to manage a mutual fund product with an objective that it believes is of greater interest to the more sophisticated investor who is interested primarily in growth of capital over a longer investment cycle.

The Trustees recommend that shareholders of the Asset Allocation Fund vote to replace this investment objective with the following investment objective:

        "Long term capital appreciation with income as a secondary investment objective."


Any future amendments to the investment objective of the Fund will continue to require shareholder approval. The proposed change in investment objective for the Asset Allocation Fund is expected to result in a greater amount of capital gains income (both long-term and short-term) than has been experienced by the Fund in the past, and a lesser amount of income from dividends and interest paid on its portfolio securities. This in turn may result in greater amounts of capital gains distributions to shareholders of the Fund, which are taxed at capital gains rates, and a smaller amount of dividends, which are taxed at ordinary income tax rates.


WHEN WILL THIS CHANGE IN INVESTMENT OBJECTIVE BE EFFECTIVE AND WHAT OTHER ACTIONS WILL BE TAKEN?


If approved, the changes in the Asset Allocation Fund's investment objective will become effective on or about August 1, 2001, or as soon as practicable thereafter, and in addition, the Adviser has recommended that the Trust change the name of the Asset Allocation Fund to "Lindner Growth and Income Fund" in order to reflect the Fund's management style and better express the Fund's role as a core holding for a wide spectrum of investors. If this Proposal is approved, the Adviser anticipates that the investment strategies or policies of the Lindner Growth and Income Fund, will continue to emphasize investments in common stocks, fixed income securities, securities convertible into common stocks (such as warrants and preferred stocks) and cash equivalent securities, but that the mix of investments will change to focus more on growth-oriented stocks and fixed-income investments that also have potential for growth in capital due to changes in interest rate markets, with less emphasis on stocks and bonds that produce relatively higher levels of dividends and interest payments. As a result, the yield on an investment in this Fund can be expected to become lower than has been realized by the Fund in prior years.


If Proposal 7 is not approved, there will be no change in the investment objective or name of the Asset Allocation Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE ASSET ALLOCATION FUND VOTE FOR THE APPROVAL OF PROPOSAL 7.

VOTE REQUIRED

APPROVAL OF THIS PROPOSAL FOR EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF A 1940 ACT MAJORITY.

                          PROPOSALS 8 (A), (B) AND (C)
           (A) TO AMEND THE INVESTMENT OBJECTIVE OF THE UTILITY FUND,
  (B) TO AMEND THE INVESTMENT SUBCLASSIFICATION AND TO ELIMINATE A FUNDAMENTAL
               INVESTMENT POLICY OF THE UTILITY FUND TO ALLOW IT
           TO BE MANAGED AS A NON-DIVERSIFIED MUTUAL FUND, AND (C) TO
             AMEND THE FUNDAMENTAL INVESTMENT POLICY OF THE UTILITY
               FUND ON CONCENTRATING ITS INVESTMENTS IN UTILITIES
      (THREE SEPARATE PROPOSALS TO BE VOTED ON BY HOLDERS OF INVESTOR AND
                   INSTITUTIONAL SHARES OF THE UTILITY FUND)

WHAT AM I BEING ASKED TO APPROVE?

The Board recommends that you approve three separate matters: (A) a change in the Utility Fund's investment objective, (B) a change in the Utility Fund's investment subclassification from "diversified" to "non-diversified" and the elimination of the Utility Fund's fundamental investment policy regarding diversification of its investments and (C) a change in the Utility Fund's fundamental investment policy that requires the Fund to concentrate its investments in Utilities. Shareholders must vote on these actions because under the 1940 Act any change in the investment objective, investment subclassification, or fundamental investment policies of a mutual fund must be approved by shareholders.

Proposals 8(A), 8(B) and 8(C) will be voted upon separately by shareholders of the Utility Fund. However, unless all three of these proposals are approved by shareholders of the Utility Fund, none of them will be implemented. The three proposals are --

PROPOSAL 8(A): TO AMEND THE INVESTMENT OBJECTIVE OF THE UTILITY FUND TO PERMIT IT TO FOCUS ON LONG-TERM CAPITAL APPRECIATION.

WHAT IS THE PROPOSED CHANGE IN INVESTMENT OBJECTIVE?

As is the case with all mutual funds, pursuant to the 1940 Act, the Utility Fund operates pursuant to a stated investment objective. This objective guides the investment policies, restrictions, strategies and activities of the Utility Fund and limits its ability to invest in certain types of securities or engage in certain types of transactions. The Board and the Adviser want to change the investment objective of the Utility Fund. The Adviser believes that this investment objective is outmoded and unattractive to investors. The Adviser would like to manage a mutual fund product with an objective that it believes is of more interest to a sophisticated investor who is interested primarily in growth of capital over a longer investment cycle. Note that the proposed change in investment objective would mean that income would no longer be the primary component of the Utility Fund's objective, and that the Utility would focus primarily on growth of capital over the long term. The proposed changes in investment objective for the Utility Fund are expected to result in a greater amount of capital gains income (both long-term and short-term) than has been experienced by the Fund in the past, and a lesser amount of income from dividends and interest paid on its portfolio securities. This in turn may result in greater amounts of capital gains distributions to shareholders of the Fund, which are taxed at capital gains rates, and a smaller amount of dividends, which are taxed at ordinary income tax rates.

The current investment objective of the Utility Fund is:

        "To produce current income through investments in securities of domestic and foreign public utility companies, with capital appreciation as a secondary investment objective."

The Trustees recommend that shareholders of the Utility Fund vote to replace its current investment objective with the following investment objective:

        "Long term capital appreciation."

Any future amendments to the investment objective of the Utility Fund will continue to require shareholder approval.

PROPOSAL 8(B): TO AMEND THE INVESTMENT SUBCLASSIFICATION OF THE UTILITY FUND AND TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION TO PERMIT THE UTILITY FUND TO BE MANAGED AS A "NON-DIVERSIFIED" MUTUAL FUND.

WHAT ARE THESE PROPOSED CHANGES?

A "diversified" mutual fund is one that has at least 75% of the value of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities limited in respect of any one company to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of a company's outstanding voting securities. A "non-diversified" mutual fund does not have to follow these limitations on how much of its assets can be invested in any one company.

In addition to being classified as a "diversified" mutual fund, the Utility Fund also currently has adopted as a fundamental investment policy that it may not "purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities".

The Board and the Adviser want to change the subclassification of the Utility Fund and its investment policy on diversification in order to allow the Utility Fund to invest more than 5% of its total assets in any one company in appropriate situations. This is intended to provide the Adviser (and any Subadviser) with greater flexibility in making investment decisions in order to achieve its proposed new investment objective of long-term capital appreciation. During times when the Adviser (or any Subadviser) invests a higher percentage of the Fund's assets in one or more companies, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of companies, and the Fund will be exposed to a greater degree of market risk due to its investment in a fewer number of companies. If Proposal 8(B) is approved and the Utility Fund has an investment subclassification as "non-diversified," under SEC interpretations the Adviser would be allowed to manage the Fund as a "diversified" fund for a temporary period of time without shareholder approval.

Even if Proposal 8(B) is approved, the Utility Fund will continue to comply with the Internal Revenue Code restrictions on diversification in order to continue to qualify as a regulated investment company under Subchapter M of the Code; these restrictions require that at the end of each calendar quarter, with respect to 50% of the Fund's total assets, it may not have more than 5% of its total assets invested in any one company. The remaining 50% of the Fund's total assets are not subject to this 5% limitation, although with respect to that portion of its total assets the Fund may not invest more than 25% of its total assets in the securities of any one company (other than the U.S. Government or any other mutual fund).

If Proposal 8(B) is not approved, the Fund will continue to be managed as a "diversified" mutual fund. Any future amendments to the investment objective, subclassification or investment policies of the Utility Fund will continue to require shareholder approval.

PROPOSAL 8(C): TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES FOR THE UTILITY FUND TO ELIMINATE THE REQUIREMENT THAT THE UTILITY FUND CONCENTRATE ITS INVESTMENT IN SECURITIES ISSUED BY "UTILITIES".

WHAT IS THE PROPOSED CHANGE IN THIS FUNDAMENTAL INVESTMENT POLICY?

Fundamental investment policies of a mutual fund are those policies that are designated by the Fund as being so important to achieving the Fund's investment objective that they cannot be changed without approval by the Fund's shareholders. Currently, one of the fundamental investment policies of the Trust to which the Utility Fund is subject is one that relates to the Utility Fund's "concentration" of its investments in any one or more particular industries:

     "None of the Funds will invest more than 25% of its total assets in securities issued by companies in the same industry, except that the Utility Fund under normal circumstances will invest at least 65% of its total assets in securities issued by Utilities."

This policy uses the word "Utilities" to include domestic and foreign regulated public utility companies, including gas, electric, telecommunications, cable television, water and energy companies, and companies that are in related businesses, such as suppliers of raw materials. As an integral part of the Adviser's plan to re-focus and improve performance of the Utility Fund, as described above, the Adviser is proposing to change this Fund's investment objective, its fund name and its ability to become "non-diversified" with respect to its investments in any one company. It is proposed that this Fund would change its investment strategy to that of investing in securities of companies involved in providing goods and services that assist in furthering communications activities. While the Adviser does believe that such companies would constitute an "industry" for purposes of the current fundamental investment policy, it will be necessary to amend the above policy to eliminate the requirement that this Fund invest at least 65% of total assets in securities issued by Utilities. Accordingly, Proposal 8(C) would amend this policy to read as follows:

     "None of the Funds will invest more than 25% of its total assets in securities issued by companies in the same industry."

Any future amendment to this investment policy will continue to require approval by the shareholders of the Fund affected by the amendment.

WHEN WILL THESE CHANGES BE EFFECTIVE AND WHAT OTHER ACTIONS WILL BE TAKEN?

If approved, the changes in the Utility Fund's investment objective, subclassification and fundamental investment policies will become effective on or about August 1, 2001, or as soon thereafter as is practicable.


If Proposals 8(A), 8(B) and 8(C) are all approved, the Adviser will request that the Trustees change the name of the Utility Fund to "Lindner Communications Fund" in order to reflect its new focus on the more contemporary broad-based communications sector. Utility funds have demonstrated very modest appeal and thus offer the potential for only limited asset growth.


In this regard, the Lindner Communications Fund will adopt a new investment strategy under which it will normally invest at least 65% of its net assets in securities of companies (domestic or foreign) that the Adviser considers to be best positioned to benefit significantly from their involvement in or support of the broad-based communications industries, regardless of the size of their market capitalization. Such companies may include those that are involved in communications equipment and support, electronic components and equipment, broadcasting, publishing and information dissemination in any available media (including mobile and wireless communications), computer equipment and computer support systems (including software, fiber optics, internet development and related activities). The different communications industries may experience greater market risk (fluctuations in value due to factors affecting equity markets generally or particular industries in those markets), greater small company risk (due to lower trading volumes or limited liquidity) and growth securities risk (fluctuations in value due to greater sensitivity to changes in current or expected earnings). In addition, securities of companies involved in the communications industries frequently experienced higher price volatility than securities of seasoned large-cap companies with dominant market positions in traditional industries.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE UTILITY FUND VOTE FOR THE APPROVAL OF PROPOSALS 8(A), 8(B) AND 8(C).

VOTE REQUIRED

APPROVAL OF EACH OF PROPOSALS 8(A), 8(B) AND 8(C) REQUIRES THE AFFIRMATIVE VOTE OF A 1940 ACT MAJORITY.

                                 VOTING; QUORUM

Shareholders of record at the close of business on May 1, 2001 (the "Record Date"), will be entitled to vote at the Meeting. Each shareholder will be entitled to one vote for each share held on the Record Date. On the Record Date, the aggregate number of Investor Shares and Institutional Shares of each Fund issued and outstanding, and entitled to vote at the Meeting, was as follows:


                                              INVESTOR      INSTITUTIONAL      COMBINED
FUND                                           SHARES          SHARES           SHARES
----                                       --------------   -------------   --------------
Asset Allocation Fund....................  15,418,429.788     10,335.545    15,428,765.333
Large-Cap Fund...........................  20,203,791.013     12,304.003    20,216,095.016
Small-Cap Fund...........................   2,752,840.462    136,712.252     2,889,552.714
Utility Fund.............................   2,380,558.434      4,051.769     2,384,610.203
Market Neutral Fund......................   2,392,187.271        0           2,392,187.271
Money Market Fund........................  44,537,109.000        --         44,537,109.000



To the knowledge of the Trust, on the Record Date no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Investor Shares of any Fund, and no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Institutional Shares of the Asset Allocation, Large-Cap, Small-Cap or Utility Funds (the Market Neutral Fund and the Money Market Fund do not have any Institutional Shares outstanding), except as follows:



                                                                                PERCENT OF
                                                                                OUTSTANDING
FUND NAME AND                                                 NO. OF INVESTOR   INVESTOR
SHAREHOLDER NAME AND ADDRESS                                   SHARES OWNED     SHARES OWNED
------------------------------------------------------------   -------------       -----
ASSET ALLOCATION FUND --
Charles Schwab Co. Inc......................................   1,121,731.016        7.3%
FBO Schwab Customers
(Reinvestment Account)
Attn Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104
SMALL-CAP FUND --
Charles Schwab Co. Inc......................................     379,786.255       13.8%
FBO Schwab Customers
(Reinvestment Account)
Attn Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104
National Financial Services Corp............................     286,363.181       10.4%
FBO Customers
200 Liberty St
1 World Financial Center
New York, NY 10281
UTILITY FUND --
Charles Schwab Co. Inc......................................     201,202.347        8.4%
FBO Schwab Customers
(Reinvestment Account)
Attn Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104

                                                                                 PERCENT OF
                                                                                OUTSTANDING
FUND NAME AND                                                 NO. OF INVESTOR     INVESTOR
SHAREHOLDER NAME AND ADDRESS                                   SHARES OWNED     SHARES OWNED
----------------------------                                  ---------------   ------------
MARKET NEUTRAL FUND --
Charles Schwab Co. Inc......................................     344,478.473       14.3%
FBO Schwab Customers
(Reinvestment Account)
Attn Mutual Funds Dept
101 Montgomery St
San Francisco, CA 94104
National Financial Services Corp............................     222,192.104        9.2%
FBO Customers
200 Liberty St
1 World Financial Center
New York, NY 10281
National Investors Services Corp............................     166,040.695        6.9%
Special Custody FBO Shareholders
55 Water Street
32nd Floor
New York, NY 10041
MONEY MARKET FUND --
Star Bank N.A...............................................   18,098,387.97       39.5%
Attn ACH Dept
PO Box 387
St. Louis, MO 63166
Enhanced Cash Fund..........................................    5,279,892.17       11.5%
Mellon Bank (DE) NA
135 Santilli Highway
Everett, MA 02149



                                                                                      PERCENT OF
                                                                                      OUTSTANDING
FUND NAME AND                                                 NO. OF INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER NAME AND ADDRESS                                      SHARES OWNED       SHARES OWNED
----------------------------                                  --------------------   -------------
ASSET ALLOCATION FUND --
Donaldson Lufkin Jenrette...................................        5,345.142            51.7%
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303
Muggs & Co..................................................        4,990.403            48.3%
c/o Firstar Bank
PO Box 1787
Milwaukee, WI 53201
LARGE-CAP FUND --
Muggs & Co..................................................       12,304.003           100.0%
c/o Firstar Bank
PO Box 1787
Milwaukee, WI 53201
SMALL-CAP FUND --
Muggs & Co..................................................       18,388.738            13.5%
c/o Firstar Bank
PO Box 1787
Milwaukee, WI 53201

                                                                                      PERCENT OF
                                                                                      OUTSTANDING
FUND NAME AND                                                 NO. OF INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER NAME AND ADDRESS                                      SHARES OWNED       SHARES OWNED
----------------------------                                  --------------------   -------------
LPL Financial Services......................................        9,859.247             7.2%
A/C 2347-5249
9785 Towne Centre Dr
San Diego, CA 92121
LPL Financial Services......................................        7,035.699             5.1%
A/C 2964-0073
9785 Towne Centre Dr
San Diego, CA 92121
UTILITY FUND --
FTC & Co....................................................        3,685.212            91.0%
Attn Datalynx #134
PO Box 173736
Denver, CO 80217
Charles Carnathan...........................................          366.557             9.0%
ANI-340
PO Box 20636
Atlanta, GA 30320


On the Record Date, none of the Trustees owned of record or beneficially any Institutional Shares of any Fund, and the Trustees owned of record or beneficially the following amounts of outstanding Investor Shares of each Fund (rounded to the nearest whole share):


                                              FUND NAME AND NO. OF             PERCENT OF OUTSTANDING
NAME OF TRUSTEE                               INVESTOR SHARES OWNED            INVESTOR SHARES OWNED
---------------                               ---------------------            ----------------------
Robert L. Byman....................  Asset Allocation Fund -- 276 shares                    *
                                     Large-Cap Fund -- 479 shares                           *
                                     Small-Cap Fund -- 1,442 shares                         *
                                     Utility Fund -- 479 shares                             *
                                     Market Neutral Fund -- 1,467 shares                    *
                                     Money Market Fund -- 190,033 shares                    *
Terrence P. Fitzgerald.............  Asset Allocation Fund -- 2,925 shares                  *
                                     Large-Cap Fund -- 4,524 shares                         *
                                     Utility Fund -- 1,486 shares                           *
Marc. P. Hartstein.................  Asset Allocation Fund -- 2,366 shares                  *
                                     Large-Cap Fund -- 4,626 shares                         *
                                     Small-Cap Fund -- 839 shares                           *
                                     Utility Fund -- 699 shares                             *
                                     Market Neutral Fund -- 1,054 shares                    *
                                     Money Market Fund -- 25,046 shares                     *
Peter S. Horos.....................  Utility Fund -- 398 shares                             *
                                     Money Market Fund -- 20,598 shares                     *
Donald J. Murphy...................  Money Market Fund -- 287,312 shares                    *
Dennis P. Nash.....................  Utility Fund -- 1,511 shares                           *
Eric E. Ryback.....................  Money Market Fund -- 716,904.36 shares               1.6%
Doug T. Valassis...................  Asset Allocation Fund -- 102,013 shares                *
                                     Large-Cap Fund -- 154,935 shares                       *
                                     Small-Cap Fund -- 115,360 shares                     3.8%
                                     Utility Fund -- 5,486 shares                           *
                                     Market Neutral Fund -- 5,433 shares                    *


---------------

* = less than 1% of outstanding shares.

Under the Trust's Declaration of Trust and Bylaws, a quorum of shares will be present at the Meeting if more than 50% of the outstanding shares of a Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will have the effect of a "No" vote on any particular proposal being presented. If a quorum is not present at the Meeting for a particular Fund, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS


The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Robert L. Miller, Secretary of the Trust, at c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.


                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES


Please advise the Trust, in care of Robert L. Miller, Secretary of the Trust, at c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual and/or Semi-Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       EXHIBIT A

                        INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT is made as of August 1, 2001, by and between LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), with respect to its series of shares shown on Schedule A attached hereto, as the same may be amended from time to time, and LINDNER ASSET MANAGEMENT, INC., a Michigan corporation (the "Adviser").

The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment adviser and engages in the business of acting as an investment adviser. The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest in the Trust (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"). The Trust desires to retain the Adviser to render or contract to obtain as hereinafter provided investment advisory services to the Funds listed on Schedule A (as it may be amended from time to time), and the Adviser is willing to render such investment advisory services upon the terms and conditions hereinafter set forth.

In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Appointment as Adviser. The Trust hereby appoints the Adviser to act as Adviser of the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees, the Adviser is authorized to enter into a subadvisory agreement (a "Subadvisory Agreement") with any other registered investment adviser, whether or not affiliated with the Adviser (a "Subadviser"), pursuant to which such Subadviser shall furnish to one or more of the Funds continuous portfolio management services in connection with the management of such Funds. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Trust and Adviser understand and agree that the Adviser may manage the Funds in a "manager-of-managers" style with either a single or multiple Subadvisers, which contemplates that the Adviser will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC):

     (a) continually evaluate the performance of each Subadviser to the Funds through quantitative and qualitative analysis and consultations with each Subadviser;

     (b) periodically make recommendations to the Board of Trustees as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and

     (c) periodically report to the Board of Trustees regarding the results of its evaluation and monitoring functions.

The Trust recognizes that, subject to the approval of the Board of Trustees, a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process and that the Adviser may appoint a new Subadviser for a Subadviser that is so removed.

2. Management of Assets. Subject to the supervision of the Board of Trustees and subject to Section 1 hereof and any Subadvisory Agreement, the Adviser shall manage the investment operations of the Funds and the composition of the Funds' portfolios including the purchase, retention and disposition thereof, in accordance with each Fund's investment objectives, policies and restrictions as stated in each Fund's SEC registration statement, and subject to the following understandings:

     (a) The Adviser (or a Subadviser under the Adviser's supervision) shall provide supervision of each Fund's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold, or loaned by each Fund, and what portion of the assets will be invested or held uninvested as cash;

     (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Trust and each Fund's SEC registration statement and with the instructions and directions of the Board of Trustees, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Adviser shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

     (c) The Adviser (or the Subadviser under the Adviser's supervision) shall determine the securities to be purchased or sold by each Fund, and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including but not limited to any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in each Fund's registration statement or as the Board of Trustees may direct from time to time. In providing the Funds with investment supervision, it is recognized that the Adviser (or the Subadviser under the Adviser's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser (or a Subadviser under the Adviser's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser (or Subadviser) may be a party. It is understood that any broker or dealer affiliated with the Adviser (or Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Funds' investment transaction business. It is also understood that it is desirable for each Fund that the Adviser (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers, and that such brokers may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser (or the Subadviser under the Adviser's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities for the Funds to brokers who provide such research and analysis, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker may be useful to the Adviser (or the Subadviser) in connection with its services to other clients. On occasions when the Adviser (or a Subadviser under the Adviser's supervision) deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Adviser (or the Subadviser), the Adviser (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

     (d) The Adviser (or the Subadviser under the Adviser's supervision) shall maintain all books and records with respect to the each Fund's portfolio transactions and shall render to the Board of Trustees such periodic and special reports as the Board may reasonably request.

     (e) The Adviser (or the Subadviser under the Adviser's supervision) shall be responsible for the financial and accounting records maintained by the Funds (including those being maintained by the Funds' Custodian).

     (f) The Adviser (or the Subadviser under the Adviser's supervision) shall provide the Funds' Custodian on each business day information relating to all transactions concerning each Fund's assets.

     (g) The investment management services of the Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

     (h) The Adviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of each Fund's securities.

3. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) Declaration of Trust;

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

     (c) Certified resolutions of the Board of Trustees authorizing the appointment of the Adviser and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the SEC relating to each Fund and its shares of beneficial interest and all amendments thereto; and

     (e) Prospectus and Statement of Additional Information of each Fund.

4. Service as Officers of Trust. The Adviser shall authorize and permit any of its officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Adviser under this Agreement may be furnished through the medium of any such officers or employees of the Adviser.

5. Maintenance of Books and Records. The Adviser shall keep the Funds' books and records required to be maintained by it pursuant to Section 2 hereof. The Adviser agrees that all records which it maintains for the Funds are the property of the respective Fund, and it will surrender promptly to the Funds any such records upon the respective Fund's request, provided however that the Adviser may retain a copy of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to Section 2 hereof.

6. Expenses.

     (a) During the term of this Agreement, the Adviser shall pay the following expenses:

        (i) the salaries and expenses of all employees of the Funds and the Adviser, except the fees and expenses of Trustees who are not affiliated persons of the Adviser or any Subadviser.

        (ii) all expenses incurred by the Adviser in connection with managing the ordinary course of the Funds' business, other than those assumed by the Funds herein; and

        (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement.

     (b) During the term of this agreement, the Trust shall pay the following expenses:

        (i) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Funds' assets,

        (ii) the fees and expenses of the Board of Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act,

        (iii) the fees and expenses of the Custodian that relate to the custodial function and the recordkeeping connected therewith, preparing and maintaining the general accounting records of the Funds and the provision of any such records to the Adviser useful to the Adviser in connection with the Adviser's responsibility for the accounting records of the Funds pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, the pricing or valuation of the shares of the Funds, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees, and for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Funds' securities,

        (iv) the fees and expenses of the Funds' Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

        (v) the charges and expenses of legal counsel and independent accountants for the Trust and any counsel retained by the independent Trustees,

        (vi) brokers' commissions and any issue or transfer taxes chargeable to the Funds in connection with their securities transactions,

        (vii) all taxes and corporate fees payable by the Funds to federal, state or other governmental agencies,

        (viii) the fees of any trade association of which the Trust may be a member,

        (ix) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Funds.

        (x) the cost of fidelity, directors' and officers' and errors and omissions insurance,

        (xi) the fees and expenses involved in registering and maintaining registration of the each Fund and its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Funds' registration statements and the Funds' prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders.

        (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and

        (xiv) any expenses assumed by the Funds pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7. Compensation of Adviser. For the services provided and the expenses assumed pursuant to this Agreement on and after the Effective Date, each Fund will pay to the Adviser as full compensation therefor a fee at the annual rates described on Schedule A with respect to the average daily net assets of each Fund. This fee will be computed daily, and will be paid to the Adviser monthly. Such fee shall be calculated by applying the annual rates set forth on Schedule A to the average daily net assets of each Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund. For the fiscal years of the Trust ending June 30, 2002 and 2003, the Adviser agrees to waive a portion of its annual advisory fee in order to assure that the Total Operating Expenses of each Fund will not exceed the maximum amount (expressed as a percentage of the Fund's average daily net assets) set forth on Schedule A. In addition, until such time as the Adviser enters into a Subadvisory Agreement for a particular Fund that has been approved by the Board of Trustees, the Adviser also agrees to waive a portion of its annual advisory fee so that the annual advisory fees will not exceed the maximum amount (expressed as a percentage of a Fund's average daily net assets) set forth on Schedule B.

8. Limitation on Liability of Adviser. The Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any liability of the Adviser to one Fund shall not automatically impart liability on the part of the Adviser to any other Fund. No Fund shall be liable for the obligations of any other Fund.

9. Effective Date; Term; Termination. This Agreement becomes effective (i) on August 1, 2001, for each Fund whose shareholders have approved this Agreement prior to such date by a vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act and (ii) on such later date, for each Fund whose shareholders shall have approved this Agreement after August 1, 2001 by a vote of a majority of the outstanding voting securities as defined in
Section 2(a)(42) of the 1940 Act and shall continue in effect until July 31, 2003 and from year-to-year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated with respect to the Trust or as to one or more of the Funds at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, or by the Adviser at any time, without payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. No Restriction on Adviser. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Adviser who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. Service for Other Clients. The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies or accounts, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

12. Independent Contractor Status. Except as otherwise provided herein or authorized by the Board of Trustees from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

13. Provision of Materials. During the term of this Agreement, the Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Funds or the public, which refer in any way to the Adviser, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

14. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 520 Lake Cook Road, Suite 380, Deerfield, Illinois 60015, Attention: Doug T. Valassis, Chairman; or (2) to the Trust at 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105,
Attention: John R. Elder, Vice President. Either party may change its address for notices hereunder by giving written notice of such change to the other party in the manner provided in this Section 15.

16. Governing Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the Commonwealth of Massachusetts.

17. Limitation of Trust Liability. The Declaration of Trust establishing Lindner Investments, dated July 19, 1993, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Lindner Investments" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Lindner Investments, shall be held to any personal liability, nor shall result be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Lindner Investments, but the Trust Estate only shall be liable.

18. Use of Name "Lindner". The Trust shall have the non-exclusive right to use the name "Lindner" to designate any current or future series of shares only so long as the Adviser serves as investment manager or adviser to the Trust with respect to such series of shares.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

LINDNER INVESTMENTS                                         LINDNER ASSET MANAGEMENT, INC.

By:                                                         By:
    -------------------------------------------------       -----------------------------------------------------

Title:                                                      Title:
      -----------------------------------------------       -----------------------------------------------------

                                   SCHEDULE A
                                       TO
                        INVESTMENT MANAGEMENT AGREEMENT

The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, a management fee for such Fund set forth below, based on the net assets of each Fund:

                                                                     ANNUAL RATE
                                                        --------------------------------------
                                                           FIRST        $500 TO        OVER
                                                        $500 MILLION   $1 BILLION   $1 BILLION
                                                        ------------   ----------   ----------
Lindner Growth and Income Fund (formerly Lindner Asset
Allocation Fund)......................................      0.70%         0.65%        0.60%
Lindner Large-Cap Growth Fund.........................      0.80          0.75         0.70
Lindner Small-Cap Growth Fund.........................      0.95          0.90         0.85
Lindner Communications Funds (formerly Lindner Utility
Fund).................................................      1.00          0.90         0.85
Lindner Market Neutral Fund...........................      1.00          1.00         1.00
Lindner Government Money Market Fund..................      0.15          0.15         0.15

The following chart sets forth the maximum amount of Total Operating Expenses that the Adviser has agreed to permit each Fund to incur, in each case as a percentage of average daily net assets of each Fund:

                                                                MAXIMUM TOTAL
                                                              OPERATING EXPENSE
                                                              -----------------
Lindner Growth and Income Fund (formerly Lindner Asset
Allocation Fund)............................................        1.25%
Lindner Large-Cap Growth Fund...............................        1.35%
Lindner Small-Cap Growth Fund...............................        1.50%
Lindner Communications Funds (formerly Lindner Utility
Fund).......................................................        1.55%
Lindner Market Neutral Fund.................................        2.18%
Lindner Government Money Market Fund........................        0.50%

The above schedule may be amended from time to time, as evidenced by the signatures of the officers of the Trust and the Adviser indicated below.

LINDNER INVESTMENTS                                      LINDNER ASSET MANAGEMENT, INC.

By: -----------------------------------------------      By: -----------------------------------------------
Its: -----------------------------------------------     Its: -----------------------------------------------
Effective Date: -----------------------------------

                                   SCHEDULE B
                                       TO
                        INVESTMENT MANAGEMENT AGREEMENT

As set forth in Section 7 of the Agreement, until such time as the Adviser enters into a Subadvisory Agreement with a particular Fund that has been approved by the Board of Trustees, the Adviser agrees to waive that portion of its annual advisory fee set forth in Schedule A such that the annual advisory fees will not exceed the maximum amount (expressed as a percentage of the Fund's average daily net assets) set forth below:

LINDNER GROWTH AND INCOME FUND (FORMERLY LINDNER ASSET ALLOCATION FUND)

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $50 million...........................................     0.70%
Next $150 million...........................................     0.60%
Over $200 million...........................................     0.50%

LINDNER LARGE-CAP GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $50 million...........................................     0.70%
Next $350 million...........................................     0.60%
Over $400 million...........................................     0.50%

LINDNER SMALL-CAP GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $50 million...........................................     0.70%
Next $150 million...........................................     0.60%
Over $200 million...........................................     0.50%

LINDNER COMMUNICATIONS FUND (FORMERLY LINDNER UTILITY FUND)

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $50 million...........................................     0.70%
Next $150 million...........................................     0.60%
Over $200 million...........................................     0.50%

LINDNER MARKET NEUTRAL FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
All Assets..................................................     1.00%

LINDNER GOVERNMENT MONEY MARKET FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
All Assets..................................................     0.15%

                                                                       EXHIBIT B

                              LINDNER INVESTMENTS

                               DISTRIBUTION PLAN

This Plan constitutes the Distribution Plan (the "Plan") of LINDNER INVESTMENTS (the "Trust"), a Massachusetts business trust, with respect to the class of its shares presently designated as Investor Shares ("Shares") of those series (the "Funds") of the Trust (the "Trust") listed on Annex A hereto, as such exhibit may be amended from time to time hereafter to add additional Funds or eliminate a Fund or Funds. This Plan was adopted by the Board of Trustees of the Trust on March 12, 2001.

1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Act"), to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Shares and providing shareholder services for holders of Shares.

2. This Plan is designed to finance activities of the Trust and any registered broker-dealer who shall hereafter become a distributor of the Shares (the "Distributor") with respect to those activities an services that are principally intended to result in the sale of Shares, which include: (a) providing incentives to other broker-dealers ("Brokers") and sales agents or representatives of the Distributor or any such Broker to sell Shares, (b) providing administrative support services to the Funds and their shareholders;
(c) compensating other participating financial institutions and other persons ("Administrators") for providing administrative support services to the Funds and their shareholders; (d) paying for costs incurred in conjunction with advertising and marketing of Shares, including the expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, Brokers or Administrators; and (d) other costs incurred in the implementation and operation of the Plan. As compensation for services provided pursuant to this Plan, the Distributor will be paid fees out of the net asset value of the Funds with respect to the Shares as set forth on Exhibit A hereto.

3. Any payment to the Distributor in accordance with this Plan will be made pursuant to a Distribution Agreement to be entered into by the Trust and the Distributor substantially in the form of Annex B hereto. Any payments made by the Distributor to Brokers or Administrators with monies received as compensation under this Plan will be made pursuant to agreements entered into by the Distributor and each such Broker or Administrator.

4. The Distributor has the right (i) to select, in its sole discretion, the Brokers and Administrators to participate in the Plan and (ii) to terminate without cause and in its sole discretion any agreement entered into by the Distributor and a Broker or Administrator.

5. Quarterly in each year that this Plan remains in effect, the Distributor shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

6. This Plan shall become effective with respect to each Fund as of the dates indicated in the exhibit hereto, provided that, as of that date, the Plan shall have been approved with respect to that Fund by majority votes of (a) the Trust's Board of Trustees, including the Trustees who are not "interested persons" of the Trust, as defined in the Act ("Disinterested Trustees") of the Trust, cast in person at a meeting called for the purpose of voting on the Plan; and (b) any outstanding voting securities as defined in Section 2(a)(42) of the Act.

7. This Plan shall remain in effect with respect to each Fund for a period of one year from the effective date of shareholder approval, and may be continued thereafter if this Plan is approved with respect to each Fund at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

8. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

9. This Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of that Fund, as defined in
Section 2(a)(42) of the Act.

10. This Plan may be terminated with respect to a particular Fund at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Fund as defined in Section 2(a)(42) of the Act; or (c) by the Distributor on 60 days notice to the particular Fund.

11. While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 10 herein.

13. "Lindner Investments" and the phrase "Trustees of Lindner Investments" refer, respectively, to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated July 19, 1993, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

14. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

                                    ANNEX A
                                       TO
                              LINDNER INVESTMENTS
                               DISTRIBUTION PLAN

1. Investor Shares of the following Series of Lindner Investments (the "Trust") (as defined under the Plan) shall participate in the Plan effective as of the dates set forth below:

                                                                                COMPENSATION
                                                                    (AS A PERCENTAGE OF AVERAGE DAILY NET
NAME                                                    DATE         ASSET VALUE OF SHARES OF THE CLASS)
----                                                    ----        -------------------------------------
Lindner Large-Cap Growth Fund
(formerly Lindner Large-Cap Fund)................                                   0.25%
Lindner Small-Cap Growth Fund
(formerly Lindner Small-Cap Fund)................                                   0.25%
Lindner Growth and Income Fund
(formerly Lindner Asset Allocation Fund).........                                   0.25%
Lindner Communications Fund
(formerly Lindner Utility Fund)..................                                   0.25%
Lindner Market Neutral Fund......................                                   0.25%

2. The Funds shall pay to the Distributor a fee with respect to Shares, computed at the annual rate specified above. Such fee shall be accrued daily and paid quarterly.

3. Pursuant to Section 6 of the Plan, the undersigned has executed this Annex A
as of             , 2001.

                                            ------------------------------------
                                            Robert L. Miller, Vice President

                                    ANNEX B
                                       TO
                              LINDNER INVESTMENTS
                               DISTRIBUTION PLAN

                             DISTRIBUTION AGREEMENT

THIS AGREEMENT is made and entered into as of this                day of
               , 2001, by and among LINDNER INVESTMENTS, a Massachusetts business trust (the "Trust"), LINDNER ASSET MANAGEMENT, INC., a Michigan corporation (the "Adviser") and QUASAR DISTRIBUTORS, LLC, a Delaware limited liability company ("Distributor").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to issue shares of beneficial interests ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Adviser is duly registered under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws, as an investment adviser;

WHEREAS, the Trust desires to retain the Distributor as principal underwriter in connection with the offering and sale of the Shares of each series listed on Schedule A (as amended from time to time) (the "Funds") to this Agreement;

WHEREAS, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD");

WHEREAS, this Agreement has been approved by a vote of the Trust's Board of Trustees ("Board") and its disinterested trustees in conformity with Section 15(c) of the 1940 Act; and

WHEREAS, the Distributor is willing to act as principal underwriter for the Trust on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. APPOINTMENT OF THE DISTRIBUTOR.

The Trust hereby appoints the Distributor as its agent for the sale and distribution of Shares of the Funds, subject to the terms and for the period set forth in this Agreement. The Distributor hereby accepts such appointment and agrees to act hereunder.

2. SERVICES AND DUTIES OF THE DISTRIBUTOR.

     (a) The Distributor agrees to sell Shares of the Funds on a best efforts basis as agent for the Trust during the term of this Agreement, upon the terms and at the current offering price (plus sales charge, if any) described in the Prospectus. As used in this Agreement, the term "Prospectus" shall mean the current prospectus, including the statement of additional information, as amended or supplemented, relating to the Funds and included in the currently effective registration statement or post-effective amendment thereto (the "Registration Statement") of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act.

     (b) During the continuous public offering of Shares of the Funds, the Distributor will hold itself available to receive orders, satisfactory to the Distributor, for the purchase of Shares of the Funds and will accept such orders on behalf of the Trust. Such purchase orders shall be deemed effective at the time and in the manner set forth in the Prospectus.

     (c) The Distributor, with the operational assistance of the Trust's transfer agent, shall make Shares available for sale and redemption through the National Securities Clearing Corporation's Fund/SERV System.

     (d) In connection with all matters relating to this Agreement, the Distributor agrees to act in conformity with the Trust's Declaration of Trust and By-Laws and with the instructions of the Board and to comply with the requirements of the 1933 Act, the 1934 Act, the 1940 Act, the regulations of the NASD and all other applicable federal or state laws and regulations. The Distributor acknowledges and agrees that it is not authorized to provide any information or make any representations other than as contained in the Prospectus and any sales literature specifically approved by the Trust and the Distributor.

     (e) The Distributor agrees to cooperate with the Trust in the development of all proposed advertisements and sales literature relating to the Funds. The Distributor agrees to review all proposed advertisements and sales literature for compliance with applicable laws and regulations, and shall file with appropriate regulators those advertisements and sales literature it believes are in compliance with such laws and regulations. The Distributor agrees to furnish to the Trust any comments provided by regulators with respect to such materials and to use its best efforts to obtain the approval of the regulators to such materials.

     (f) The Distributor at its sole discretion may repurchase Shares offered for sale by shareholders of the Funds. Repurchase of Shares by the Distributor shall be at the price determined in accordance with, and in the manner set forth in, the current Prospectus. At the end of each business day, the Distributor shall notify, by any appropriate means, the Trust and its transfer agent of the orders for repurchase of Shares received by the Distributor since the last report, the amount to be paid for such Shares, and the identity of the shareholders offering Shares for repurchase. The Trust reserves the right to suspend such repurchase right upon written notice to the Distributor. The Distributor further agrees to act as agent for the Trust to receive and transmit promptly to the Trust's transfer agent shareholder requests for redemption of Shares.

     (g) The Distributor may, in its discretion, enter into agreements with such qualified broker-dealers as it may select, in order that such broker-dealers also may sell Shares of the Funds. The form of any dealer agreement shall be mutually agreed upon and approved by the Trust and the Distributor. The Distributor may pay a portion of any applicable sales charge, or allow a discount, to a selling broker-dealer, as described in the Prospectus or, if not described, as agreed upon with the broker-dealer. The Distributor shall include in the forms of agreement with selling broker-dealers a provision for the forfeiture by them of their sales charge or discount with respect to Shares sold by them and redeemed, repurchased or tendered for redemption within seven business days after the date of confirmation of such purchases.

     (h) The Distributor shall devote its best efforts to effect sales of Shares of the Funds but shall not be obligated to sell any certain number of Shares.

     (i) The Distributor shall prepare reports for the Board regarding its activities under this Agreement as from time to time shall be reasonably requested by the Board, including the regarding the use of Rule 12b-1 payments received by the Distributor, if any.

     (j) The services furnished by the Distributor hereunder are not to be deemed exclusive and the Distributor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Trust recognizes that from time to time officers and employees of the Distributor may serve as directors, trustees, officers and employees of other entities (including investment companies), that such other entities may include the name of the Distributor as part of their name and that the Distributor or its affiliates may enter into distribution, administration, fund accounting, transfer agent or other agreements with such other entities.

3. DUTIES AND REPRESENTATIONS OF THE TRUST.

     (a) The Trust represents that it is duly organized and in good standing under the law of its jurisdiction of incorporation and registered as an open-end management investment company under the 1940 Act. The Trust agrees that it will act in material conformity with its Declaration of Trust, By-Laws, its Registration Statement as may be amended from time to time and resolutions and other instructions of its Board. The Trust agrees to comply in all material respects with the 1933 Act, the 1940 Act, and all other applicable federal and state laws and regulations. The Trust represents and warrants that this Agreement has been duly authorized by all necessary action by the Trust under the 1940 Act, state law and the Trust's Declaration of Trust and By-Laws.

     (b) The Trust, or its agent, shall take or cause to be taken all necessary action to register Shares of the Funds under the 1933 Act and to maintain an effective Registration Statement for such Shares in order to permit the sale of Shares as herein contemplated. The Trust authorizes the Distributor to use the Prospectus, in the form furnished to the Distributor from time to time, in connection with the sale of Shares.

     (c) The Trust represents and agrees that all Shares to be sold by it, including those offered under this Agreement, are validly authorized and, when issued in accordance with the description in the Prospectus, will be fully paid and nonassessable. The Trust further agrees that it shall have the right to suspend the sale of Shares of any Fund at any time in response to conditions in the securities markets or otherwise, and to suspend the redemption of Shares of any Fund at any time permitted by the 1940 Act or the rules of the Securities and Exchange Commission ("SEC"). The Trust shall advise the Distributor promptly of any such determination.

     (d)  The Trust agrees to advise the Distributor promptly in writing:

        (i) of any correspondence or other communication by the SEC or its staff relating to the Funds, including requests by the SEC for amendments to the Registration Statement or Prospectus;

        (ii) in the event of the issuance by the SEC of any stop-order suspending the effectiveness of the Registration Statement then in effect or the initiation of any proceeding for that purpose;

        (iii) of the happening of any event which makes untrue any statement of a material fact made in the Prospectus or which requires the making of a change in such Prospectus in order to make the statements therein not misleading; and

        (iv) of all actions taken by the SEC with respect to any amendments to any Registration Statement or Prospectus which may from time to time be filed with the SEC.

     (e) The Trust shall file such reports and other documents as may be required under applicable federal and state laws and regulations. The Trust shall notify the Distributor in writing of the states in which the Shares may be sold and shall notify the Distributor in writing of any changes to such information.

     (f) The Trust agrees to file from time to time such amendments to its Registration Statement and Prospectus as may be necessary in order that its Registration Statement and Prospectus will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (g) The Trust shall fully cooperate in the efforts of the Distributor to sell and arrange for the sale of Shares and shall make available to the Distributor a statement of each computation of net asset value. In addition, the Trust shall keep the Distributor fully informed of its affairs and shall provide to the Distributor from time to time copies of all information, financial statements, and other papers that the Distributor may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Trust by its independent public accountants and such reasonable number of copies of the most current Prospectus, statement of additional information and annual and interim reports to shareholders as the Distributor may request. The Trust shall forward a copy of any SEC filings, including the Registration Statement, to the Distributor within one business day of any such filings. The Trust represents that it will not use or authorize the use of any advertising or sales material unless and until such materials have been approved and authorized for use by the Distributor.

     (h) The Trust represents and warrants that its Registration Statement and any advertisements and sales literature of the Trust (excluding statements relating to the Distributor and the services it provides that are based upon written information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor pursuant to this Agreement shall be true and correct in all material respects.

4. COMPENSATION.

As compensation for the services performed and the expenses assumed by Distributor under this Agreement including, but not limited to, any commissions paid for sales of Shares, Distributor shall be entitled to the fees and expenses set forth in Schedule B to this Agreement which are payable promptly after the last day of each month. Such fees shall be paid to Distributor by the Trust pursuant to its Rule 12b-1 plan or, if Rule 12b-1 payments are not sufficient to pay such fees and expenses, or if the Rule 12b-1 plan is discontinued, or if the Fund's sponsor, the Adviser, otherwise determines that Rule 12b-1 fees shall not, in whole or in part, be used to pay Distributor, the Adviser shall be responsible for the payment of the amount of such fees not covered by Rule 12b-1 payments.

5. EXPENSES.

     (a) The Trust shall bear all costs and expenses in connection with registration of the Shares with the SEC and related compliance with state securities laws, as well as all costs and expenses in connection with the offering of the Shares and communications with shareholders of its Funds, including but not limited to (i) fees and disbursements of its counsel and independent public accountants; (ii) costs and expenses of the preparation, filing, printing and mailing of Registration Statements and Prospectuses and amendments thereto, as well as related advertising and sales literature, (iii) costs and expenses of the preparation, printing and mailing of annual and interim reports, proxy materials and other communications to shareholders of the Funds; and (iv) fees required in connection with the offer and sale of Shares in such jurisdictions as shall be selected by the Trust pursuant to Section 3(e) hereof.

     (b) The Distributor shall bear the expenses of registration or qualification of the Distributor as a dealer or broker under federal or state laws and the expenses of continuing such registration or qualification. The Distributor does not assume responsibility for any expenses not expressly assumed hereunder.

6. INDEMNIFICATION.

     (a) The Trust shall indemnify, defend and hold the Distributor, and each of its present or former members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fee incurred in connection therewith) which the Distributor, each of its present and former members, officers, employees or representatives or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as from time to time amended or supplemented, or in any annual or interim report to shareholders, or in any advertisement or sales literature, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust's obligation to indemnify the Distributor and any of the foregoing indemnitees shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertisement or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing and acknowledging the purpose of its use for the purpose of, and used in, the preparation thereof. The Trust's agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against the Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, unless the failure to give notice does not prejudice the Trust. Such notification shall be given by letter or by telegram addressed to the Trust's President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this Section 6(a).

     (b) The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by the Trust and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Trust or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Trust will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Trust's indemnification agreement contained in Sections 6(a) and 6(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Distributor's benefit, to the benefit of each of its present or former members, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or directors in connection with the issue and sale of any of the Shares.

     (c) The Trust shall advance attorney's fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this Section 6 to the maximum extent permissible under applicable law.

     (d) The Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigation or defending any alleged losses, claims, demands, liabilities, damages or expenses, and any reasonable counsel fee incurred in connection therewith) which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust's Registration Statement or any Prospectus, as from time to time amended or supplemented, or arising out of or based upon the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Distributor's agreement to indemnify the Trust, and any of the foregoing indemnitees, is expressly conditioned upon the Distributor's being notified of any action brought against the Trust, and any of the foregoing indemnitees, such notification to be given by letter or telegram addressed to the Distributor's President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust or such person unless the failure to give notice does not prejudice the Distributor, but the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor's indemnity agreement contained in this Section 6(d).

     (e) The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor's indemnification agreement contained in Sections 6(d) and (e) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its officers or directors in connection with the issue and sale of any of the Shares.

     (f)  No person shall be obligated to provide indemnification under this
Section 6 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of the NASD; provided, however, in such event indemnification shall be provided under this Section 6 to the maximum extent so permissible.

7. OBLIGATIONS OF TRUST.

This Agreement is executed by and on behalf of the Trust and the obligations of the Trust hereunder are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the Trust and with respect to the Funds to which such obligations pertain.

8. COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but all of which counterparts shall together constitute but one and the same instrument.

9. GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the SEC thereunder.

10. DURATION AND TERMINATION.

     (a) This Agreement shall become effective with respect to each Fund listed on Schedule A hereof as of the date hereof and, with respect to each Fund not in existence on that date, on the date an amendment to Schedule A to this Agreement relating to that Fund is executed. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof. Thereafter, if not terminated, this Agreement shall continue automatically in effect as to each Fund for successive one-year periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) the vote of a "majority of the outstanding voting securities" of a Fund, and provided that in either event the continuance is also approved by a majority of the Trust's Board who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, this Agreement may be terminated, without the payment of any penalty, with respect to a particular Fund (i) through a failure to renew this Agreement at the end of a term, (ii) upon mutual consent of the parties, or (iii) upon no less than 60 days' written notice, by either the Trust through a vote of a majority of the members of the Board who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Agreement or by vote of a "majority of the outstanding voting securities" of a Fund, or by the Distributor. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Distributor and the Trust. If required under the 1940 Act, any such amendment must be approved by the Trust's Board, including a majority of the Trust's Board who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting for the purpose of voting on such amendment. In the event that such amendment affects the Adviser, the written instrument shall also be signed by the Adviser. This Agreement will automatically terminate in the event of its assignment.

11. CONFIDENTIALITY.

The Distributor agrees on behalf of its employees to treat all records relative to the Trust and prior, present or potential shareholders of the Trust as confidential, and not to use such records for any purpose other than performance of the Distributor's responsibilities and duties under this Agreement, except after notification and prior approval by the Trust, which approval shall not be unreasonably withheld, and may not be withheld where the Distributor may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when subject to governmental or regulatory audit or investigation, or when so requested by the Trust. Records and information which have become known to the public through no wrongful act of the Distributor or any of its employees, agents or representatives shall not be subject to this paragraph.

12. MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," and "assignment" shall have the same meaning as such terms have in the 1940 Act.

13. NOTICE.

Any notice required or permitted to be given by any party to the others shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service or 3 days after sent by registered or certified mail, postage prepaid, return receipt requested or on the date sent and confirmed received by facsimile transmission to the other parties' respective addresses set forth below:

Notice to the Distributor shall be sent to:

         Quasar Distributors, LLC
         Attn: President
         615 East Michigan Street
         Milwaukee, WI 53202

Notice to the Trust or the Adviser shall be sent to:


          Lindner Investments
          Attention: Vice President

          520 Lake Cook Road, Suite 380

          Deerfield, IL 60015

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.

LINDNER INVESTMENTS                                QUASAR DISTRIBUTORS, LLC

By:                                                By:
    ----------------------------------------           ------------------------------------
    Robert L. Miller, Vice President                   James Schoenike, President

LINDNER ASSET MANAGEMENT, INC.

By:
    ----------------------------------------
    Doug T. Valassis, Chairman

                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                  BY AND AMONG

                              LINDNER INVESTMENTS,
                         LINDNER ASSET MANAGEMENT, INC.
                                      AND
                            QUASAR DISTRIBUTORS, LLC

NAMES OF FUNDS

                                   SCHEDULE B
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                  BY AND AMONG

                              LINDNER INVESTMENTS,
                         LINDNER ASSET MANAGEMENT, INC.
                                      AND
                            QUASAR DISTRIBUTORS, LLC

FEES

Basic Distribution Services

TBD

Advertising Compliance Review/NASD Filings

     - $150 per job for the first 10 pages (minutes if tape or video); $20 per page (minutes if tape or video) thereafter

     - NASDR Expedited Service for 3 day turnaround:

        - $1000 for the first 10 pages (minutes if audio or video) $25 per page (minutes if audio or video) thereafter (Comments are faxed. NASDR may not accept expedited request.)

Licensing of Investment Advisor's Staff (if desired)

     - $900 per year per Series 7 representative

     - All associated NASD and State fees for Registered Representatives, including license and renewal fees.

Out-of-Pocket Expenses

Reasonable out-of-pocket expenses incurred by the Distributor in connection with activities primarily intended to result in the sale of Shares, including, without limitation:

     - typesetting, printing and distribution of Prospectuses and shareholder reports

     - production, printing, distribution and placement of advertising and sales literature and materials

     - engagement of designers, free-lance writers and public relations firms

     - long-distance telephone lines, services and charges

     - postage

     - overnight delivery charges

     - NASD filing fees

     - record retention

     - travel, lodging and meals

                                                                       EXHIBIT C

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of August 1, 2001, between Lindner Asset Management, Inc., a Michigan corporation ("LAMI" or the "Adviser"), and CastleArk Management, LLC, an Illinois limited liability company ("CastleArk" or the "Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which LAMI acts as Adviser of the Trust's separate series of shares of beneficial interest one of which is the Lindner Large-Cap Growth Fund (the "Fund"); and

WHEREAS, LAMI desires to retain the Sub-Adviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Adviser shall from time to time direct, and the Sub-Adviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

     1. Subject to the supervision of the Adviser and the Board of Trustees of the Trust, the Sub-Adviser shall manage such portion of the investment operations of the Fund as the Adviser shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

        (a) The Sub-Adviser shall provide supervision of such portion of the Fund's investments as the Adviser shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Sub-Adviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

        (c) The Sub-Adviser shall determine the securities to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers or dealers (including but not limited to any broker or dealer affiliated with the Sub-Adviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that any broker or dealer affiliated with the Sub-Adviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligations to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Sub-Adviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

        (e) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Adviser with such information upon request of the Adviser.

        (f) The investment management services provided by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others. Conversely, the Sub-Adviser and Adviser understand and agree that if the Adviser manages the Fund in a "manager-of-managers" style, the Adviser will, among other things, (i) continually evaluate the performance of the Sub-Adviser to the Fund through quantitative and qualitative analysis and consultations with the Sub-Adviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether the contract with the Sub-Adviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Sub-Adviser recognizes that its services may be terminated or modified pursuant to this process.

     2. The Sub-Adviser may authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     3. The Sub-Adviser shall keep the Fund's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     4. The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable state and federal regulations.

     5. The Sub-Adviser shall furnish to the Adviser copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Adviser may reasonably request.

     6. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Sub-Adviser as full compensation therefor, a fee equal to 50% of the monthly management fee paid to the Adviser.

     8. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     10. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser in any way, prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     13. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                            LINDNER ASSET MANAGEMENT, INC.

                                            By:
                                            ------------------------------------
                                                Doug T. Valassis
                                                Chairman

                                            CASTLEARK MANAGEMENT, LLC

                                            By:
                                            ------------------------------------
                                                Jerome A. Castellini

                                                                       EXHIBIT D

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of August 1, 2001, between Lindner Asset Management, Inc., a Michigan corporation ("LAMI" or the "Adviser"), and CastleArk Management, LLC, an Illinois limited liability company ("CastleArk" or the "Sub-Adviser").

WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940
Act), pursuant to which LAMI acts as Adviser of the Trust's separate series of shares of beneficial interest one of which is the Lindner Small-Cap Growth Fund (the "Fund"); and

WHEREAS, LAMI desires to retain the Sub-Adviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Adviser shall from time to time direct, and the Sub-Adviser is willing to render such investment advisory services;

NOW, THEREFORE, the Parties agree as follows:

     1. Subject to the supervision of the Adviser and the Board of Trustees of the Trust, the Sub-Adviser shall manage such portion of the investment operations of the Fund as the Adviser shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

        (a) The Sub-Adviser shall provide supervision of such portion of the Fund's investments as the Adviser shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Sub-Adviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

        (c) The Sub-Adviser shall determine the securities to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers or dealers (including but not limited to any broker or dealer affiliated with the Sub-Adviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that any broker or dealer affiliated with the Sub-Adviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligations to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

        (d) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Sub-Adviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

        (e) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Adviser with such information upon request of the Adviser.

        (f) The investment management services provided by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others. Conversely, the Sub-Adviser and Adviser understand and agree that if the Adviser manages the Fund in a "manager-of-managers" style, the Adviser will, among other things, (i) continually evaluate the performance of the Sub-Adviser to the Fund through quantitative and qualitative analysis and consultations with the Sub-Adviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether the contract with the Sub-Adviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Sub-Adviser recognizes that its services may be terminated or modified pursuant to this process.

     2. The Sub-Adviser may authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     3. The Sub-Adviser shall keep the Fund's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

     4. The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable state and federal regulations.

     5. The Sub-Adviser shall furnish to the Adviser copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Adviser may reasonably request.

     6. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

     7. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Sub-Adviser as full compensation therefor, a fee equal to 50% of the monthly management fee paid to the Adviser.

     8. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

     9. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

     10. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser in any way, prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

     12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     13. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                            LINDNER ASSET MANAGEMENT, INC.

                                            By:
                                            ------------------------------------
                                                Doug T. Valassis
                                                Chairman

                                            CASTLEARK MANAGEMENT, LLC

                                            By:
                                            ------------------------------------
                                                Jerome A. Castellini

                                                                       EXHIBIT E

                             SUB-ADVISORY CONTRACT

This SUB-ADVISORY CONTRACT (the "Agreement") is made as of                ,
2001, between U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC., a Delaware corporation that is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Subadviser"), and LINDNER ASSET MANAGEMENT, INC., a Michigan corporation and registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser").

                                   RECITALS:

A. Lindner Investments, a Massachusetts business trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), has registered shares of beneficial interest in its series known as the "Lindner Government Money Market Fund" (the "Money Market Fund") under the Securities Act of 1933 amended ("1933 Act").

B. The Trust has retained the Adviser to render investment advisory and portfolio management services to the Money Market Fund pursuant to an Advisory Agreement, dated May 20, 1996 (the "Management Agreement").

C. The Adviser desires at this time to retain the Subadviser to render investment advisory and portfolio management services for the Money Market Fund, and the Subadviser is willing to provide such services.

In consideration of the foregoing and the mutual promises and covenants contained herein, the parties agree as follows:

     1. Appointment. The Adviser hereby appoints the Subadviser, and the Subadviser accepts the appointment, to manage the investment and reinvestment of the assets of the Money Market Fund for the period and on the terms set forth herein.

     2. Delivery of Documents. The Adviser has furnished Subadviser with copies of each of the following

        (a) the Trust's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on July 20, 1993, and all amendments thereto;

        (b) the Trust's Bylaws and all amendments thereto;

        (c) the resolutions of the Trust's Board of Trustees and the shareholders of the Fund authorizing the appointment of Subadviser and approving this Agreement;

        (d) the most recent Post-Effective Amendment to the Trust's Registration Statement on Form N-1A pursuant to which the Trust has registered the shares of the Fund under the 1933 Act, including the Prospectus and the Statement of Additional Information relating to the Fund (which are collectively referred to herein as the "Prospectus"); and

        (e) the Trust's Notification of Registration under the 1940 Act as filed with the SEC.

The Adviser will furnish Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. The Subadviser will: (i) manage the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Fund's Prospectus; (ii) be subject to the supervision of the Adviser and the Trust's Board of Trustees; (iii) place orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by the Subadviser; and (iv) provide compliance monitoring with respect to Rule 2a-7 of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. The Subadviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. The Subadviser shall have access to such reports and records of the Fund it deems necessary to perform it services hereunder.

     Except as specifically stated in this Section 3, the Subadviser shall not be responsible for providing (i) compliance monitoring, reporting or testing; (ii) record maintenance or preparation; or (iii) accounting, tax or other services to the Fund.

     In connection with the selection of brokers or dealers and the placing of orders, the Subadviser will seek for the Fund best execution of orders. The Subadviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determined in good faith that the charges are reasonable in view of any research or other services provided to the Subadviser by such broker or dealer.

     4. Compensation of the Subadviser. For the services to be provided by the Subadviser hereunder, the Adviser will pay to the Subadviser at the end of each calendar month, an investment advisory and management fee, computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of average net assets of the Fund, and at an annual rate of 0.08% of the average net assets of the Fund in excess of $250,000,000. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The services of the Subadviser under this Agreement are not to be deemed exclusive, and the Subadviser shall be free to render similar services or other services to others.

     5. Calculation of Net Asset Value. The Subadviser shall assist the Adviser in calculating the market value of all portfolio securities held on behalf of the Fund as of 3:00 p.m., Central Time, on each day that the New York Stock Exchange and the Federal Reserve Bank of Chicago are open for business, and as of such other time or times as the Adviser may determine in accordance with the provisions of the 1940 Act and the policies and procedures established from time to time by the Board of Trustees of the Trust. On each day when net asset value is not calculated, the net asset value of a share of any class of the Fund's shares shall be deemed to be the net asset value of such a share as of the last day on which such calculation was made for the purpose of the foregoing computations.

     6. Limitation on Subadviser Liability. The Subadviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     7. Duration and Termination. This Agreement shall become effective with respect to the Fund on the date that it is approved by the shareholders of the Money Market Fund following its approval by the Board of Trustees of the Trust in accordance with the 1940 Act and the rules and regulations of the SEC thereunder, and shall remain in full force until the second anniversary of such effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year-to-year thereafter with respect to the Money Market Fund, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations of the SEC thereunder; provided, however, that if the continuation of this Agreement is not approved for the Money Market Fund, the Subadviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment or in the event that the Management Agreement is terminated for any reason. In addition, this Agreement may be terminated at any time with respect to the Money Market Fund or any other series of the Trust which hereafter become subject to this Agreement without the payment of any penalty by the Adviser or by the Subadviser on not less than sixty (60) days' prior written notice by one party to the other party. The

     Trust may effect termination with respect to the Money Market Fund or any other series, without payment of any penalty, by action of the Board of Trustees or by vote of majority of the outstanding voting securities of the Money Market Fund or any such other series on sixty (60) days' written notice to the Adviser and the Subadviser.

     This Agreement may be terminated with respect to the Money Market Fund or any such other series at any time, without prior written notice and without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Money Market Fund or such other series, or by the Adviser, in the event that it shall have been established by a court of competent jurisdiction that the Subadviser or any officer or director of the Subadviser has taken any action which results in a breach of the covenants of the Subadviser set forth herein.

     The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of the Subadviser to receive payments on any unpaid balance of the compensation described in
     Section 4 earned prior to such termination.

     8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     9. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

     11. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed on behalf of each of the parties.

     12. Entire Agreement. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

     IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the day and year first above written.
                                          LINDNER ASSET MANAGEMENT, INC.

                                          By
                                          --------------------------------------

                                             Doug T. Valassis, Chairman

                                          U.S. BANCORP PIPER JAFFRAY ASSET
                                          MANAGEMENT, INC.

                                          By:
                                          --------------------------------------
                                          Its:
                                          --------------------------------------

                                   PROXY CARD

VOTE THIS PROXY CARD TODAY!

This proxy is solicited by the Board of Trustees of Lindner Investments (the "Trust") for use at a Special Meeting of Shareholders of each of Lindner Assets Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund (each a "Fund" and collectively the "Funds"), to be held at the offices of Dykema Gossett PLLC, 400 Renaissance Center, 23rd Floor, Detroit, Michigan 48243, on Friday, July 6, 2001, at 9:00 o'clock a.m., Eastern Time.

The undersigned hereby appoints Doug T. Valassis and Robert L. Miller, and each of them, attorney-in-fact and proxy for the undersigned, each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Lindner Fund identified below, ("Fund"), and at any adjournments thereof, casting votes of the Fund which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present, as follows:

PROPOSAL 1

To approve (a) a proposal that would authorize the Adviser, subject to supervision and approval of the Board of Trustees of the Trust, to hire, terminate or replace investment Subadvisers for each Fund without shareholder approval --INVESTOR AND INSTITUTIONAL SHARES OF THE ALL FUNDS

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 2

To approve a new Investment Management Agreement between the Trust and Lindner Asset Management, Inc. with respect to all Funds--INVESTOR AND INSTITUTIONAL SHARES OF ALL THE FUNDS

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 3

To approve a Distribution Plan pursuant to Rule 12b-1 for Investor Shares of all Funds other than the Money Market Fund--INVESTOR SHARES ONLY OF THE ASSET ALLOCATION, LARGE-CAP, SMALL-CAP, UTILITY AND MARKET NEUTRAL FUNDS

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 4

To approve a new Sub-Advisory Contract between Lindner Asset Management, Inc., and CastleArk Management, LLC, for the Lindner Large-Cap Fund--INVESTOR AND INSTITUTIONAL SHARES OF THE LARGE-CAP FUND

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 5

To approve a new Sub-Advisory Contract between Lindner Asset Management, Inc., and CastleArk Management, LLC, for the Lindner Small-Cap Fund--INVESTOR AND INSTITUTIONAL SHARES OF THE SMALL-CAP FUND

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 6

To approve a new Sub-Advisory Contract between Lindner Asset Management, Inc., and U.S. Bancorp Piper Jaffray Asset Management, Inc., for the Lindner Government Money Market Fund--SHARES OF THE GOVERNMENT MONEY MARKET FUND

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 7

To approve an amendment to the investment objective of the Lindner Asset Allocation Fund--INVESTOR AND INSTITUTIONAL SHARES OF THE ASSET
ALLOCATION FUND

       [ ]   For             [ ]   Against            [ ]   Abstain

PROPOSAL 8

(A) To amend the investment objective of the Utility Fund to "Long term capital appreciation".

       [ ]   For             [ ]   Against            [ ]   Abstain

(B) To amend the investment subclassification and eliminate a fundamental investment policy of the Utility Fund to permit it to operate as a "non-diversified" mutual fund.

       [ ]   For             [ ]   Against            [ ]   Abstain

(C) To eliminate the fundamental investment policy of the Utility Fund that requires it to concentrate its investments in securities of Utilities.

       [ ]   For             [ ]   Against            [ ]   Abstain

INVESTOR AND INSTITUTIONAL SHARES OF THE UTILITY FUND

The undersigned hereby revokes any prior proxy to vote at the Special Meeting, and hereby ratifies and confirms all that such attorneys and proxies, or each of them, may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated May 17, 2001.

Name of Lindner Fund:
                      ---------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


----------------------------------------

                                                    DATE:                , 2001
----------------------------------------                 ----------------
Signature(s), (Title(s), if applicable)

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such. Please return this proxy card promptly in the enclosed postage-paid envelope. In the absence of any specification, this proxy will be voted in favor of Proposals 1 through 6.